EXHIBIT 10.57

                             NOTE PURCHASE AGREEMENT



                             SECURED NOTES DUE 2001

                                       of

                             THE LINCOLN GROUP, L.P.


                                  July 31, 1996












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                                TABLE OF CONTENTS



                                                                          Page

1.  Issue and Sale of Securities............................................1
     1.1  Description of Securities.........................................1
     1.2  Purchase and Sale.................................................2
     1.3  Closing...........................................................2

2.  Representations and Warranties of Company...............................2
     2.1  Organization and Business; Power and Authority....................2
     2.2  Business; Financial Information...................................3
     2.3  Changes in Condition..............................................4
     2.4  Title to Properties; Leases.......................................4
     2.5  Compliance with Governmental Authorizations and Applicable Law....5
     2.6  Related Transactions..............................................5
     2.7  Tax Matters.......................................................6
     2.8  Employment Arrangements...........................................6
     2.9  Ordinary Course of Business.......................................6
     2.10  Private Sale.....................................................9
     2.11  Disclosure.......................................................9
     2.12  Use of Proceeds..................................................9
     2.13  Intellectual Property............................................9
     2.14  Material Agreements and Private Authorizations..................10
     2.15  Employee Retirement Income Security Act of 1974.................10
     2.16  Authorized and Outstanding Partnership Interests................12
     2.17  Inapplicability of Specified Statutes...........................12

3.  Representations, Warranties and Covenants of American..................12
     3.1  Organization and Business; Power and Authority...................12
     3.2  Investment Representation........................................13
     3.3  Covenant Regarding Transfer......................................14

4.  Conditions of Closing..................................................14
     4.1  Company's Officer's Certificate.  ...............................14
     4.2    Company's Secretary's Certificate.  ...........................14
     4.3  Opinion of Company Counsel.  ....................................14
     4.4  Legality; Governmental and Other Authorizations.  ...............15
     4.5  Execution and Consummation of Certain Documents.  ...............15

5.  Payment and Exchange of Notes; Lost Notes..............................15
     5.1  Payments.........................................................15
     5.2  Exchange.........................................................16
     5.3  Replacement of Notes.............................................16


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                                                                          Page

     5.4  Transfer Office and Record of Holders of Notes...................17
     5.5  Transfer of Notes................................................17
     5.6  Registered Owners of Notes.......................................17

6.  Payment Provisions.....................................................17
     6.1  Required Payments................................................17
     6.2  Optional Payments................................................18
     6.3  Pro Rata Allocation..............................................18
     6.4  Notice of Payment and Offers to Repurchase.......................18
     6.5  Effect of Certain Transactions...................................18
     6.6  Maturity; No Reissue.............................................18
     6.7  Purchase of Notes................................................19

7.  Special Covenants of Company...........................................19
     7.1  Payments.........................................................19
     7.2  Prompt Payment of Taxes and Indebtedness.........................19
     7.3  Conduct of Business..............................................20
     7.4  Maintenance of Property and Leases...............................20
     7.5  Maintenance of Insurance.........................................20
     7.6  Maintenance of Accounts and Records..............................20
     7.7  Compliance With Laws.............................................21
     7.8  Miscellaneous Information........................................21
     7.9  Information and Reports to Be Furnished by Company...............21
     7.10  Liens...........................................................23
     7.11  Distributions...................................................23
     7.12  Consolidation, Merger and Acquisition...........................23
     7.13  Prohibited Transactions.........................................24
     7.14  Compliance with ERISA...........................................24
     7.15  Indebtedness....................................................25
     7.16  Investments.....................................................25
     7.17  Operation of the Business.......................................26
     7.18  Issue of Equity Securities......................................27
     7.19  Avoidance of Impairment of Asset Value or Security
             of Noteholder.................................................27

8.  Defaults.  ............................................................28
     8.1  Events of Default................................................28
     8.2  Notice to the Holders............................................29
     8.3  Annulment of Defaults............................................29
     8.4  Waiver by Company; Severability of Remedies......................30
     8.5  No Waiver of Rights..............................................30

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     8.6  Costs and Expenses of Collection.................................30
     8.7  Remedies Cumulative..............................................31

9.  Definitions............................................................31

10.  Miscellaneous Provisions..............................................43
      10.1  Stamp and Other Taxes..........................................43
      10.2  Expenses.......................................................43
      10.3  Survival of Covenants; Successors and Assigns..................44
      10.4  Notices and Communications.....................................44
      10.5  Amendments and Waivers.........................................45
      10.6  Governing Law..................................................45
      10.7  Entire Agreement...............................................45
      10.8  Saturdays, Sundays, Holidays, etc..............................45
      10.9  Brokers, etc...................................................46
      10.10  Headings; Counterparts........................................46
      10.11  Severability..................................................46
      10.12  Further Assurances............................................46
      10.13  Specific Performance; Other Rights............................46

SCHEDULES:

         DISCLOSURE SCHEDULE

EXHIBITS

         Exhibit A:        Form of Note
         Exhibit B:        Form of Security Agreement


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         THIS NOTE PURCHASE  AGREEMENT (this  "Agreement"),  made as of July 31,
1996, by and between The Lincoln Group, L.P., a New York limited partnership (the "Company"), and American Radio Systems Corporation, a Delaware corporation ("American" or the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, American and the Company are parties to an asset purchase agreement, dated as of February 23, 1996, as amended as of the date hereof (the "Acquisition Agreement"), relating to the acquisition (the "Acquisition") of substantially all of the business and assets of radio stations WVOR(FM), WPXY(FM), WHAM(AM) and WHTK(AM) in Rochester, New York (individually, a "Station" and collectively, the "Stations" and sometimes referred to as the "Lincoln Business");

         WHEREAS, American and the Company have received approvals from the Federal Communications Commission (the "FCC") under the rules and regulations promulgated under the Communications Act of 1934, as amended (the "Communications Act") relating to the transfer of the FCC licenses which are a part of the Lincoln Business, but American and the Company are not presently able to consummate the transactions contemplated by the Acquisition Agreement because of the provisions of the Hart-Scott Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder; and

         WHEREAS, the Company proposes to issue and sell on the date hereof a Secured Note due 2001 in the principal amount of $28,500,000 (the "Initial Note") and American is willing to purchase the Initial Note in order to provide funds to the Company for corporate purposes;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         1.  Issue and Sale of Securities.

         1.1 Description of Securities. The Company has duly authorized the issue and sale, on the terms hereinafter provided, of the Initial Note. As used herein, the term "Notes" shall mean the Initial Note together with any notes issued and delivered to evidence Capital Expenditure Advances in accordance with the provisions of Section 7.17(c) and any notes issued and delivered in exchange or substitution therefor or for any other Notes or on transfer of the Initial Note or any other Notes as herein provided and the term "Note" shall mean any of the Notes. The Notes shall be in or substantially in the form set forth in Exhibit A hereto. Each Note shall be dated the date of its issue, shall mature on June 30, 2001, shall bear interest from the date of its issue, at an annual rate equal to the American Rate, on the unpaid principal balance thereof, compounded on the last day of each calendar quarter, commencing September 30, 1996, while such Note is outstanding, and payable at maturity, including by way of prepayment, acceleration or otherwise, and interest at the rate of 16% per annum on any overdue principal and, to the extent legally enforceable, any overdue interest. Interest on the Notes shall be computed on the basis of a


                                       -1-

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360-day year.  Subject to Section 8.1, the outstanding  principal  amount of the
Notes shall be paid in accordance with the provisions of Section 6.1. The term "American Rate" shall mean the rate, from time to time, incurred by American with respect to borrowings under its bank credit agreement as in effect from time to time or, in the event no borrowings are outstanding thereunder, the rate it would then be required to pay if borrowings equal to the principal amount of the Notes were then outstanding. Each change in the American Rate shall effect a simultaneous change in the rate of interest payable on the Notes.

         1.2 Purchase and Sale. On the basis of the representations and warranties and on the terms and subject to the conditions set forth in this Agreement, the Company agrees to issue and deliver to American, and American agrees to acquire from the Company, the Initial Note at a purchase price (the "Purchase Price") equal to 100% of the principal amount of the Initial Note.

         1.3 Closing. The Closing (the "Closing") shall be held at the offices of Sullivan & Worcester, One Post Office Square, Boston, Massachusetts, at 10:00 a.m., local time, on the date hereof or such other place, time and date not later than July 31, 1996 as the Company and American shall agree (the date on which the Closing occurs being herein called the "Closing Date"). At the Closing, the Company will deliver to American the Initial Note in the principal amount of $28,500,000 in exchange for payment of the Purchase Price by American in the form of bank wire transfers, evidenced by an advice of bank credit issued by a member of the Federal Reserve System, in the amount of $28,500,000. Such wire transfers shall be made to such account or accounts as the Company shall have designated by notice to American at least one (1) business day in advance of the Closing.

         2. Representations and Warranties of Company. The Company represents and warrants that:

         2.1  Organization and Business; Power and Authority.

                  (a) The Company (i) is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (ii) has all requisite power and authority (partnership and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted.

                  (b) The Company has adequate power and authority (partnership and other) and all necessary franchises, permits, licenses and other rights and privileges to allow it to execute and deliver, and to perform its obligations under, this Agreement, the Notes and each other Related Agreement to which it is a party, and to issue and sell the Initial Note. The execu tion, delivery and performance of this Agreement, the Notes and each of the other Related Agreements to which the Company is a party have been duly authorized by all requisite partnership action, including that, if required, of the Company's limited partners. This Agreement constitutes, and the Notes and each other Related Agreement to which it is a party when executed and delivered by the Company will constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable

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         remedies   may  be  limited   by   equitable   principles   of  general
         applicability. The holders from time to time of the Notes will be entitled to the rights and benefits set forth in the Notes, this Agreement and the Security Agreement.

                  (c) The Company does not own any voting shares or other equitable interest in any Person, however organized and however such interest may be denominated or evidenced, which owns or has any interest in the assets and property or business of any of the Stations or the Lincoln Business.

                  (d) The Company has adequate power and authority (partnership and other) under the laws of its jurisdiction of organization and all necessary franchises, permits, licenses and other rights and privileges to allow it to execute and deliver, and to perform its obligations, under, the Acquisition Agreement and the execution, delivery and performance of the Acquisition Agreement has been duly authorized by all requisite partnership action on the part of the Company including that of its limited partners. The Acquisition Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) the avail ability of equitable remedies may be limited by equitable principles of general applicability.

                  (e) Neither the execution and delivery of this Agreement, the Notes or any of the other Related Agreements to which it is a party, nor the offer, issue, sale or delivery of any or all of the Notes, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by the Company:

                           (i) will  conflict  with,  or  result  in a breach or
                  violation of or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or constitute, or but for any requirement of giving of notice or passage of time or both would constitute, a default or an event of default by the Company under, any Applicable Law, Private Authorization, Governmental Authorization or Material Contractual Obligation,

                           (ii) will result in the creation or imposition of any
                  Lien upon any of the properties of the Company, except pursuant to the provisions of the Security Agreement, or

                           (iii) will require any approval or action of, or filing with, any Authority, except as set forth in the Disclosure Schedule.

         2.2 Business; Financial Information. The Company has heretofore furnished to American copies of the financial statements of the Company relating to the Stations and the Lincoln Business listed in the Disclosure Schedule (the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted in the Disclosure Schedule, are true,


                                       -3-

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complete  and  correct  in all  material  respects,  do not  contain  any untrue statement of a material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition of the Company and results of operations of the Stations and the Lincoln Business, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals. As of the Closing Date, after giving effect to all of the transactions contemplated hereby, including without limitation the making of the Permitted Distributions, the Company will be Solvent.

         2.3 Changes in Condition. Since the date of the most recent balance sheet constituting a part of the Financial Statements (the "Most Recent Balance Sheet"), except as contemplated by this Agreement and the Acquisition Agreement or as otherwise specifically set forth in the Disclosure Schedule, (i) there has been no Material Adverse Change of the Company. There is, as of the date hereof, no fact known to the Company which, in the reasonable judgment of the Company, Materially Adversely Affects, or might, in the reasonable judgment of the Company (so far as the Company can now foresee), Materially Adversely Affect, the Company.

         2.4 Title to Properties; Leases. The Company has good and marketable title in fee simple to all real property owned or used by the Company in the Lincoln Business and has good and merchantable title to all other assets, tangible and intangible, owned or used by the Company in the Lincoln Business, in all cases free and clear of all Liens, except such as are set forth in the Disclosure Schedule. Except for the financing statements evidencing Liens referred to in the preceding sentence (a true, correct and complete list and description of which is set forth in the Disclosure Schedule), no financing statements under the Uniform Commercial Code and no other filing which names the Company as debtor or which covers or purports to cover any of the property of the Company owned or used by the Company in the Lincoln Business is on file in any state or other jurisdiction, and the Company has not signed or agreed to sign any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing. Each Lease or other occupancy or other agreement under which the Company holds real or personal property used in the Lincoln Business has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Company has a valid leasehold interest in and enjoys peaceful and undisturbed possession under all such Leases. All of such Leases are, to the Company's knowledge, valid and subsisting and in full force and effect; and the Company is not in default in the performance, observance or fulfillment in any material respect of any obligation, covenant or condition contained in any such Lease. The Disclosure Schedule contains a true, correct and complete in all material respects description of all real property owned or leased by the Company and used in the Lincoln Business and all Leases relating to property, real or personal, used in the Lincoln Business. None of the tangible personal property used in the Lincoln Business is subject to contracts of sale, is or will be held by the Company as lessee or as conditional sales vendee under any Lease or conditional sales contract, or is subject to any title retention agreement, except as set forth in the Disclosure Schedule.


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         2.5 Compliance with Governmental  Authorizations and Applicable Law. As of the date hereof, there are no judgments, decrees or orders issued by any Authority presently outstanding and unsatisfied against the Company. The Disclosure Schedule contains a brief description of

                  (a) all Legal Actions which are pending or in which the Company or its business, operations or properties, or, to the Company's knowledge, any of its partners, general or limited or any of their partners, officers, directors or stockholders in connection therewith, is engaged, or which involves the business, operations or properties of the Company or, to the Company's knowledge, which are threatened or contemplated against, the Company or its business, operations or properties, or any of such partners, officers, directors or stockholders, in connection therewith, in all cases which individually or in the aggregate could, if adversely determined, have a Materially Adverse Effect on the Company; and

                  (b) each Governmental Authorization which, if not obtained and maintained, could singly or in the aggregate, have any Material Adverse Effect on the Company (a "Material Governmental Authorization").

         No Material Governmental Authorization is the subject of any pending or, to the Company's knowledge, threatened attack, revocation or termination. Neither the Company nor, to the Company's knowledge, any of its partners, general or limited, or any of their partners, officers, directors or stockholders in connection with the business, operations and properties of the Company, is

                  (i) in breach or violation or, or in default in the performance of, or

                  (ii) charged with any such breach or violation of, or default under, or

                  (iii) to the Company's knowledge, threatened with or under investigation with respect to any such breach or violation of, or default under,

any such other Material Governmental Authorization or the Communications Law or any other Material Applicable Law, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach or violation of or default under any such other Material Governmental Authorization or any Applicable Law, except for such defaults, breaches or violations as do not and will not have in the aggregate any Material Adverse Effect on the Company, except as otherwise described in the Disclosure Schedule.

         2.6 Related Transactions. The Disclosure Schedule sets forth a fair, complete and accurate in all material respects description of any Contractual Obligation or transaction relating to any of the Stations or the Lincoln Business between the Company and any of its partners, general or limited, or any of their partners, officers, directors or stockholders, or any Affiliate of any thereof (other than for services as, or loans and advances in the ordinary course of business to, any thereof), now existing, including without limitation


                                       -5-

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any providing for the  furnishing of services to or by,  providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any such partner, officer, director or stockholder or Affiliate.

         2.7 Tax Matters. The Company has, at all times during its existence, been and is taxable as a partnership for federal and state income Tax purposes. All Tax Returns which in accordance with Applicable Law are required to be filed by or on behalf of the Company have been filed and all Taxes which have become due and payable pursuant to said returns and all estimated Taxes due and payable and all other governmental charges and assessments due and payable by or on behalf of the Company have been paid. To the best knowledge of the Company, such returns have been prepared in accordance with all Applicable Laws. All Taxes which the Company is required by law to withhold and collect have been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable. Except as set forth on the Disclosure Schedule, no action has been taken by or on behalf of the Company to extend, and the Company has not otherwise taken or failed to take any action that would have the effect of extending, the applicable statute of limitations in respect of any Tax liabilities of the Company for any year with respect to which said statute of limitations would have otherwise expired.

         2.8 Employment Arrangements. The Company has no obligation or liability, contingent or other, under any Employment Arrangement relating to any of the Stations or the Lincoln Business, other than those listed or described in the Disclosure Schedule. The Company is not now and during the past five years has not been subject to or involved in or, to the Company's knowledge, threatened with any union elections, petitions therefor or other organizational activities, relating to any of the Stations or the Lincoln Business, except as described in the Disclosure Schedule. Except as described in the Disclosure Schedule, none of the employees of the Company involved in any of the Stations or the Lincoln Business is represented by any labor union or other employee collective bargaining organization or is a party to any labor or other collective bargaining agreement, and there are no pending grievances, disputes or controversies with any union or any other organization of such employees, or threats of strikes, work stoppages or any pending demands for collective bargaining by any union or organization, or, to the Company's knowledge, any active organizing or recruiting of such employees with respect to becoming members of any union or other employee or collective bargaining organization. The Company has performed in all material respects all obligations required to be performed under all such Employment Arrangements and is not in any material respect in breach or violation of or in default or arrears under any of the terms, provisions or conditions thereof. The Disclosure Schedule sets forth the basis of funding, and the current status of, any past service liability with respect to each such Employment Arrangement to which the same is applicable. The Company considers its relationships with such employees to be satisfactory, and the Company has not at any time during the past five years experienced a work slowdown or stoppage due to labor problems relating to any of the Stations or the Lincoln Business, except as set forth in the Disclosure Schedule.

         2.9 Ordinary Course of Business. With respect to each of the Stations and the Lincoln Business, the Company from the end of its Most Recent Fiscal


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Year to the date hereof,  and until the Closing Date, except as may be described on the Disclosure Schedule or as may be required by the terms of this Agreement or the Acquisition Agreement:

                  (a) has operated, and will continue to operate, the Lincoln Business in the normal, usual and customary manner in the ordinary and regular course of business;

                  (b) has not sold or otherwise disposed of, and will not sell or otherwise dispose of or contract to sell or otherwise dispose of, any of the properties or assets of any of the Stations or the Lincoln Business, other than inventory in the ordinary course of its business and nonmaterial amounts of machinery and equipment sold or otherwise disposed of in the ordinary course of business and no longer needed in the operation or business or replaced with assets of like kind or better kind and quality;

                  (c) except in each case in the ordinary course of business of each of the Stations and the Lincoln Business,

                           (i) has not incurred and will not incur any
                  obligations or liabilities (fixed, contingent or other);

                           (ii) has not entered and will not enter into any
                  commitments; and

                           (iii) has not sold or transferred, and will not sell
                  or transfer, any tangible asset or canceled or cancel any debts or claims;

                  (d) has not made and will not make any  additions  to property
         or  any  purchases  of  machinery  or  equipment,   except  for  normal
         maintenance and replacements;

                  (e) has not discharged or satisfied, and will not discharge or satisfy, any Lien or paid or pay any obligation or liability (absolute or contingent) other than current liabilities or obligations under contracts then existing or thereafter entered into in the ordinary course of business, and commitments under Leases existing on that date or incurred since that date in the ordinary course of business;

                  (f) has not placed and will not place, or permitted to be placed or permit to be placed, any Lien on any of the tangible property or Intangible Assets of any of the Stations or the Lincoln Business, and has not Transferred, and will not Transfer, any Intangible Assets of any of the Stations or the Lincoln Business;

                  (g) has not committed or suffered to exist, and will not commit or suffer to exist, any Act of Bankruptcy;

                  (h) has not increased and will not increase the compensation payable or to become payable to any of its officers, employees, advisers, consultants, salesmen or agents involved in any of the Stations or the Lincoln Business, has not and will not otherwise alter, modify or change in any material respect the terms of their employment or engagement, and has not entered and will not enter into new employment arrangements with any of the foregoing, other than in the ordinary course of business of each of the Stations and the Lincoln Business and on terms and conditions consistent with prior practices;

                  (i) has not suffered any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority;

                  (j) has not waived, and will not waive, any rights of substantial value without fair and adequate consideration;

                  (k)  has not experienced any work stoppage;

                  (l) has not amended, and will not amend, in any material respect, has not terminated or entered into, and will not terminate or enter into, or become (or permit any of its property to be) bound by or subject to any Lease, Governmental Authorization, Private Authorization, Material Agreement, Employment Arrangement or Plan or any Contractual Obligation or transaction with any Affiliate;

                  (m) has not amended or terminated and will not amend or terminate (unless replaced), and will keep in full force and effect including without limitation renewing to the extent the same would otherwise expire or terminate, insurance policies and coverage meeting the standards of Section 7.5;

                  (n) has not done any act or failed to do any act, and will not do any act or fail to do any act, if such act or failure to act might result in the expiration, revocation, suspension or modification of any of its Governmental Authorizations or Material Private Authorizations;

                  (o) has not issued, sold or purchased or agreed to issue, sell or purchase and will not issue, sell or purchase or agree to issue, sell or purchase, any partnership interests or any Convertible Securities or Option Securities;

                  (p) has not declared, made or paid or agreed to declare, make or pay, and will not have declared, made or paid or agreed to declare, make or pay, any Distribution other than the Permitted Distributions; and

                  (q) has not entered into, and will not enter into, any other transaction or series of related transactions which individually or in the aggregate is Material to any of the Stations or the Lincoln Business.

         The Company will notify American of any and all Events which would require any material change to be made in the Disclosure Schedule insofar as it relates to it or which could cause or result in any material breach or inaccuracy of the Company's representations and warranties including without limitation those set forth in this Section or which could materially impair the likelihood that all of the conditions specified in Section 4 will be satisfied on or prior to the Closing Date.

         2.10 Private Sale. The Company has not, directly or indirectly or through anyone acting on its behalf, offered any of the Notes or any similar securities for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any Person or Persons other than American, and the Company agrees that neither it nor any agent on its behalf will offer to sell any of the foregoing securities, or solicit any offers to buy any thereof, or otherwise approach or negotiate with any Person in respect thereto, or take any other action, so as to bring the issuance and sale of any of the Notes under the registration provisions of the Securities Act.

         2.11 Disclosure. Neither the Disclosure Schedule nor any other document, certificate or statement furnished to American by or behalf of the company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         2.12 Use of Proceeds. The Company shall use the proceeds of the sale of the Initial Note to American hereunder to repay all Indebtedness for Money Borrowed and to remove any Liens other than Permitted Liens and to make the Permitted Distributions as set forth in the Disclosure Schedule. The balance, if any, of such proceeds will be used for working capital, to finance capital expenditures and for other general partnership purposes.

         2.13 Intellectual Property. The Company is the sole and exclusive owner of the trademarks, trade names, service marks and copyrights constituting a part of the Intellectual Property and used in the business of any of the Stations or the Lincoln Business, the holder of the full record title to the trademark registrations and the sole owner of the inventions covered by the patents and patent applications constituting a part of such Intellectual Property, all as set forth in the Disclosure Schedule; the Company has the sole and exclusive right, to the extent listed in the Disclosure Schedule, to use such trademarks, trade names, service marks, patents and copyrights and, except as set forth in the Disclosure Schedule, all the aforesaid are free and clear of all Liens. As of the date hereof, there are no Claims pending or, to the Company's knowledge, threatened of any Person pertaining to the aforesaid, no proceedings have been instituted, are pending or, to the Company's knowledge, threatened which challenge the Company's rights in respect to any of such Intellectual Property and none of such Intellectual Property, to the Company's knowledge, infringes upon or otherwise violates the rights of any other Person or is being infringed or violated by any other Person. As of the date hereof, no licenses, sublicenses or agreements pertaining to any of such Intellectual Property are in effect except as set forth in the Disclosure Schedule. As of the date hereof, with respect to such Intellectual Property, the Company is not charged and has not, at any time during the past five years, been charged in any material respect with infringement of any adversely held copyright, trademark, service mark, trade name or patent, or other Intellectual Property, except as set forth in the Disclosure Schedule. The present and planned future conduct of business by the Company is not materially dependent upon any one or more, or all, of such Intellectual Property or rights with respect to any of the foregoing, except as specifically described in the Disclosure Schedule (with a particular reference to this Section).

         2.14 Material Agreements and Private Authorizations. Listed on the Disclosure Schedule are all Material Agreements and Private Authorizations held or used by the Company which relate to the ownership or operation of the business or assets and property of any of the Stations or the Lincoln Business or to which the Company is a party or to which it or any of the property and assets of any of the Stations or the Lincoln Business is subject or bound. True, correct and complete copies of each of such Material Agreements and Private Authorizations have been furnished or made available by the Company to American (or true, correct and complete descriptions thereof have been set forth in the Disclosure Schedule, if any such Material Agreements or Private Authorizations are oral). As of the date hereof, all of such Material Agreements are valid, binding and legally enforceable obligations of the Company and, to the knowledge of the Company, the other party thereto, and the Company is validly and lawfully operating the business of the Stations and the Lincoln Business and owning or using the related property under each of such Material Agreements. The Company has obtained all Private Authorizations which are necessary for the ownership by it of the properties and assets of each of the Stations and the conduct of the Lincoln Business as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, have a Material Adverse Effect on the Company. No such Private Authorization is the subject of any pending or, to the Company's knowledge, threatened attack, revocation or termination. As of the date hereof, the Company has duly complied in all material respects with all of the terms and conditions of each such Material Agreement and each such Private Authorization and has not done or performed, or failed to do or perform (and there is no pending, or, to the Company's knowledge, threatened, Claim that the Company has not so complied, done and performed or fail to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) or materially impair its rights or benefits of, or materially increase the costs to, the Company, under any of such Material Agreements or Private Authorizations.

         2.15 Employee Retirement Income Security Act of 1974. The Company has not at any time during the past five years made and is not making any contribution to any Plans and is not bound by any Plan relating to any of its employees involved in the ownership and operations of any of the Stations or the Lincoln Business, except as set forth in the Disclosure Schedule. As to all such Plans and except as listed in the Disclosure Schedule:

                  (a) All such Plans comply and have been administered in form and in operation in all material respects with all Applicable Laws, and the Company has not received any notice from any Authority questioning or challenging such compliance, and all returns or reports required by any Applicable Law with respect to each such Plan or arrangement and with respect to which failure to file would result in a material liability to the Company have been timely filed.

                  (b) All such Plans maintained or previously maintained by the Company that are or were intended to comply with Sections 401 and 501 of the Code comply and complied in form, subject to the exceptions described in the Disclosure Schedule, and in operation in all material respects with all applicable requirements of such sections, and no event has occurred which will or could give rise to disqualification of any such Plan under such sections or to a tax under Section 511 of the Code which would result in a material liability to the Plan or the Company.

                  (c) None of the assets of any such Plan is invested in employer securities or employer real property, except to the extent, if any, set forth on the Disclosure Schedule.

                  (d) There have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any such Plan which would result in a material liability to such Plan or the Company and the Company has not otherwise engaged in any prohibited transaction, except to the extent, if any, set forth on the Disclosure Schedule which would result in a material liability to such Plan or the Company.

                  (e) There have been no acts or omissions by the Company which have given rise to or may give rise to fines, penalties, taxes or related charges in a material amount under Sections 502(c), 502(i) or 4071 or ERISA or Chapter 43 of the Code for which the Company may be liable.

                  (f) There are no Claims (other than routine claims for benefits) pending or, to the Company's knowledge, threatened involving such Plans or the assets of such Plans, and no facts exist which could give rise to any such Claims in a material amount (other than routine claims for benefits).

                  (g) Except as set forth in the Disclosure Schedule, as to any such Plan which is subject to Title IV of ERISA, there have been no "reportable events" (as described in Section 4043 of ERISA), and no steps have been taken to terminate any such Plan.

                  (h) All such group health Plans have been operated in compliance in all material respects with the group health plan continuation coverage requirements of Section 4980B of the Code and
         Section 601 of ERISA to the extent such requirements are applicable.

                  (i) Actuarially adequate accruals for all obligations under any such Plan subject to Title IV of ERISA are reflected in the most recent balance sheet forming part of the Financial Statements and such obligations include a pro rata amount of the contributions which would otherwise have been made in accordance with past practices for the Plan years which include the Closing Date.

                  (j) Neither the Company nor any of its directors, officers, employees or any other fiduciary has committed any breach of fiduciary responsibility imposed by ERISA or any other Applicable Law that would subject the Company or any of its directors, officers or employees to liability in a material amount under ERISA or any Applicable Law.

                  (k) No such Plan which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code had an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), which could involve a material liability to the

         Company whether or not waived, as of the last day of the most recent fiscal year of such Plan to which Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code applied, nor would have had an accumulated funding deficiency on such date if such year were the first year of such Plan to which Part 3 of Subtitle B of Title I of ERISA or
         Section 412 of the Code applied.

                  (l) No material liability to the PBGC has been or is expected by the Company to be incurred by the Company with respect to any such Plan, and there has been no event or condition which presents a material risk of termination of any such Plan by the PBGC.

                  (m) The Company is not and never has been a party to any Multiemployer Plan or made contributions to any such Plan.

         The execution, delivery and performance of this Agreement, the Notes and each of the other Related Agreements to which the Company is a party will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code.

         2.16 Authorized and Outstanding Partnership Interests. The authorized and outstanding partnership interests, general and limited, of the Company are as set forth in the Disclosure Schedule. All of such outstanding partnership interests have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights. Except as set forth in the Disclosure Schedule, (i) there is neither outstanding nor has the Company agreed to grant or issue any partnership interest, general or limited, or any Option Security or Convertible Security and (ii) the Company is not a party to or is not bound by any agreement, put or commitment pursuant to which it is obligated to purchase, redeem or otherwise acquire any partnership interest, general or limited, or any Option Security or Convertible Security.

         2.17 Inapplicability of Specified Statutes. The Company is not a "holding company", or a "subsidiary company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or an "investment company" or a company "controlled" by or acting on behalf of an "investment company", as defined in the Investment Company Act of 1940, as amended, or a "carrier" or a person which is in control of a "carrier", as defined in sections 10102 or 11301 of Title 49, U.S.C. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G and U of the Board of Governors of the Federal Reserve System.

         3. Representations, Warranties and Covenants of American. American represents and warrants that:

         3.1  Organization and Business; Power and Authority.

         (a) American (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and (ii) has all requisite power and authority (corporate and other) to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted.

         (b) American has adequate power and authority (corporate and other) and all necessary franchises, permits, licenses and other rights and privileges to allow it to execute and deliver, and to perform its obligations under, this Agreement and each other Related Agreement to which it is a party; and the execution, delivery and performance of this Agreement and each other Related Agreement to which it is a party have been duly authorized by all requisite corporate action. This Agreement constitutes, and each other Related Agreement to which it is a party, when executed and delivered by American will constitute, valid and binding obligations of American, enforceable in accordance with their respective terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general ap plicability.

         (c) Neither the execution and delivery of this Agreement or any of the other Related Agreement to which it is a party, nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by American:

                  (i) will conflict  with, or result in a breach or violation of or constitute a default in the performance, observance or fulfillment of any obligation, covenant or condition contained in, or constitute, or but for any requirement of giving of notice or passage of time or both would constitute, a default or an event of default by American under, any Applicable Law, Private Authorization, Governmental Authorization or Contractual Obligation, or

                  (ii) will require any approval or action of, or filing with, any Authority, except as United States and state securities, antitrust and communications laws may apply.

         3.2  Investment Representation.

         (a) American is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act and has been furnished with and had access to all information, financial and other, and has the opportunity to ask questions of the management of the Company with respect to the Company and American's proposed investment therein.

         (b) American is acquiring the Notes to be purchased by it for its own account for investment with no present intention of distributing or reselling the same, subject, nevertheless, to its right to dispose of the Notes or any part thereof, if at some future time, in its sole discretion, it deems it advisable to do so; provided, however, that notwithstanding the foregoing, American may pledge any or all of the Notes to any bona fide lender to American. American understands that the Company is not and will not be required to file a registration statement under the Securities Act in connection with any sale, transfer or other disposition of the Notes.

         3.3 Covenant Regarding Transfer. American covenants and agrees that it will not sell, assign, transfer or otherwise dispose of any of the Notes in violation of the Securities Act.

         4. Conditions of Closing. American's obligation to purchase the Notes shall be subject to compliance by the Company with its agreements herein contained, to the truth and accuracy in all material respects of the certificates to be furnished to it pursuant to this Section, the truth and accuracy in all material respects of the representations and warranties made by the Company herein, and to the condition that all instruments and corporate and legal matters incident to the transactions contemplated by this Agreement shall be reasonably satisfactory in form, scope and substance to American and its counsel, and American and its counsel shall have received all information and copies of all documents, including records of corporate proceedings, which it or its counsel may reasonably request in connection therewith, such documents where requested or appropriate to be certified by proper corporate or governmental authorities, and to the satisfaction on the Closing Date of the following further conditions:

         4.1 Company's Officer's Certificate. The representations and warranties contained in Section 2 shall be true and correct in all material respects on and as of the Closing Date; no Material Adverse Change affecting the Company shall be pending or, to the Company's knowledge, threatened; no event which if the Notes had been outstanding immediately prior to the Closing Date would constitute an Event of Default or a Potential Default shall have occurred and be continuing on the Closing Date; and American shall have received on the Closing Date a certificate dated the Closing Date to such effect, and to the effect that each of the conditions set forth in this Section has been satisfied in all material respects, signed by an authorized officer of the Company.

         4.2 Company's Secretary's Certificate. A certificate, dated as of the Closing Date, executed by the Company's general partner: (i) certifying that the resolutions, as attached to such certificate, were duly adopted by the Board of Directors of the Company's general partner, authorizing and approving the execution of this Agreement by the Company and the consummation of the transaction contemplated hereby and that such resolutions remain in full force and effect; and (ii) providing, as attachments thereto, a certificate of good standing certified by an appropriate New York state official as of a date not more than fifteen (15) days before the Closing Date and by the Company's general partner as of the Closing Date, and a copy of the Company's Agreement of Limited Partnership and the Company's general partner's Articles of Incorporation and By-Laws as in effect on the date thereof, certified by the Company's general partner as of the Closing Date.

         4.3 Opinion of Company Counsel. American shall have received favorable opinions, dated the Closing Date and reasonably satisfactory in scope, form and substance to it and its counsel, from counsel for the Company, (i) to the effects stated in Sections 2.1(a), 2.1(b), 2.1(d), 2.1(e), 2.6, 2.17 and 2.18,
(ii) as to the perfection of the security interests granted under the Security Agreement, and (iii) to the effect that the offer, issue, sale and delivery of the Notes under the circumstances contemplated by this Agreement constitute transactions exempt from the registration provisions of the Securities Act, and neither the registration thereunder of the Notes nor the qualification of this Agreement under the Trust Indenture Act of 1939, as amended to date, is required.

         4.4 Legality; Governmental and Other Authorizations. The purchase of and payment for the Notes shall not be prohibited by any law or governmental order or regulation applicable to American, and shall not subject American to any penalty, tax, liability or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registration, declaration or filing with, any Authority or any other Person, with respect to the transactions contemplated hereby shall have been obtained or made and shall be in full force and effect.

         4.5 Execution and Consummation of Certain Documents. The Company shall have executed and delivered to American a Security Agreement (together with the other documents and instruments referred to therein, including without limitation appropriate UCC-1 Financing Statements) substantially in the form of Exhibit B (the "Security Agreement"). All of such other documents and instruments shall be reasonably satisfactory in form, scope and substance to American and its counsel.

         5.  Payment and Exchange of Notes; Lost Notes.

         5.1 Payments. Any other provision of this Agreement or of the Notes notwithstanding,

                  (a) interest, principal and any premium to be paid in respect of any Note held by American or its nominee shall be paid by wire transfer of immediately available funds to such accounts as may from time to time be designated in writing by American, or in such other reasonable manner, or at such other address, as may from time to time be designated in writing by American by notice given in accordance with the provisions of this Agreement;

                  (b) interest, principal and any premium to be paid to any subsequent Holder of Record that is an Institutional Investor shall be paid by wire transfer (or such other reasonable manner as requested in writing by such Holder of Record) of immediately available funds to such Holder of Record at such address in the United States of America as may from time to time be designated in writing to the Company by such Holder of Record by notice given in accordance with the provisions of this Agreement; and

                  (c) interest, principal and any premium to be paid to any other Holder of Record shall be paid by mailing a certified or bank cashier's check to such Holder of Record, at the address of such Holder shown on the register maintained pursuant to the provisions of this Agreement, or such other address in the United States of America as may from time to time be designated in writing to the Company by such Holder of Record by notice given in ac cordance with the provisions of this Agreement.

         Interest, principal and any premium to be paid in respect of any Note shall be paid without any presentment or notation of payment, and the amount of principal so paid on any Note shall be regarded as having been retired and canceled at the time of payment. Each Holder of Record of any Note shall, however, at any time during its regular business hours on any day when a payment of principal is due, permit the Company at the office of the Holder of Record of such Note to make appropriate notation on such Note of the amount of principal which has been paid thereon, if the Company at least fifteen (15) days in advance shall have requested in writing permission to make such notation. Before the transfer of any Note, the Holder of Record thereof shall make a notation thereon of the date to which interest has been paid and of all principal payments theretofore made thereon, and shall in writing notify the Company of the name and address of the transferee, but notwithstanding the giving of such notice, such transferee shall not be considered a Holder of Record of such Note until it shall have complied with the provisions of Section 5.4. Any Note with respect to which interest, principal and any premium has been fully paid shall be marked paid in full and surrendered to the Company and shall be retired and canceled.

         5.2 Exchange. The Holder of Record of any of the Notes may, prior to maturity or prepayment thereof, surrender any Note held by it for exchange at the principal office of the Company. Within a reasonable time thereafter and without expense to such Holder of Record, the Company shall issue in exchange therefor another Note or Notes of the same issue for the same aggregate principal amount as the unpaid principal amount of the Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note so surrendered, in such denomination or denominations as the Holder of Record making such exchange shall request; provided, however, that if the issue of more than one such new Note is requested, such new Notes shall be issued only in denominations of $100,000, or larger amounts which are integral multiples of $10,000, except that one Note so issued shall be for the amount by which the unpaid principal amount of the Note or Notes so surrendered exceeded an integral multiple of $10,000. Each such new Note shall be payable to such Person or Persons, or order, as the Holder of Record of such surrendered Note or Notes may designate in writing, and such exchange or transfer shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. Any Note issued and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the Note exchanged therefor. The Company agrees that it will pay shipping and insurance charges from and to the main office of any Institutional Investor involved in any exchange or transfer of a Note or Notes held by it. Notwithstanding the foregoing provisions of this Section, the Company shall not be required to issue and deliver any new Notes pursuant to this Section unless it is indemnified against and held harmless from any United States and state documentary stamp or similar excise taxes and any transfer taxes.

         5.3 Replacement of Notes. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any Note, if mutilated, the Company will make and deliver a new Note of like tenor in lieu of such Note in a principal amount equal to the sum of the then unpaid principal amount of, together with accrued and unpaid interest on, such lost, stolen, destroyed or mutilated Note. Any Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the Note lost, stolen, destroyed or mutilated and shall indicate that it is being issued in substitution for, but not in payment of, the lost, stolen, destroyed or mutilated Note. The term "outstanding" when used in this Agreement with reference to the Notes as of any particular time shall not include any Note in lieu of which a new Note has been made and delivered by the Company in accordance with the provisions of this Section or any Note held by the Company.

Notwithstanding any provision to the contrary herein or in the Notes, if any Note of which any Institutional Investor is the holder is lost, stolen or destroyed, then the affidavit of the principal financial officer of such Institutional Investor, setting forth the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery of a new Note or Notes for a like aggregate principal amount, other than a written agreement by such Institutional Investor, in form reasonably satisfactory to the Company, to indemnify the Company against loss on account of the making of any payment in respect of any such lost or stolen Note to any Person legally entitled to such payment.

         5.4 Transfer Office and Record of Holders of Notes. The Company will at all times keep or cause to be kept, at the principal office of the Company, appropriate records for the registration and transfer of the Notes, identifying the Holders of Record, from time to time, of the Notes, and shall cause to be recorded therein the names and addresses of the Holders of Record of the Notes from time to time, and any and all transfers thereof; provided, however, that the Company shall be required to record the transfer of a Note only if and when a subsequent holder shall have (a) presented such Note to the Company for inspection, properly endorsed or assigned and in order for transfer, (b) delivered to the Company a written notice of its acquisition of such Note, and
(c) designated in writing an address to which payments on and notices in respect of such Notes shall be transmitted.

         5.5 Transfer of Notes. Subject to the provisions of this Agreement, any Note may be transferred at the principal office of the Company by surrender thereof for cancellation, endorsed or accompanied by a written instrument of transfer, in form reasonably satisfactory to the Company, duly executed by or on behalf of the Holder of Record, and thereupon the Company will issue and deliver, in the name of the transferee or transferees, a new Note, for a like aggregate principal amount, dated as of the date to which interest has been paid on the Note so transferred.

         5.6 Registered Owners of Notes. Except as provided in Section 5.1 (with respect to places of payment designated by American or a Holder of Record) and
Section 10.4 (with respect to notices to nominees designated as such), the Company and all other Persons may treat the registered holder, as shown on the records maintained pursuant to Section 5.4, of any Note, for the time being, as the owner thereof for the purposes of receiving payment of the principal of and premium, if any, and interest on such Note and for all other purposes, and the Company shall not be affected by any notice or knowledge to the contrary, whether payments on the Notes shall be overdue or not; and the Company, and every successive registered holder and assignee of a Note by accepting or holding the same, shall be deemed to have consented to and agreed with the provisions of this Section.

         6.  Payment Provisions.

         6.1  Required Payments.

         (a) On or before the forty-fifth (45th) day in each calendar quarter commencing with the calendar quarter beginning October 1, 1996, the Company shall make a mandatory payment with respect to the Notes equal to 100% of Excess Cash Flow determined as of the end of the preceding quarter (except that, in the case of the quarter ending September 30, 1996, the period to which this provision shall apply is the period from August 1, 1996 through September 30,
1996). Any such payment shall be applied first to accrued and unpaid interest on the Notes and the balance, if any, to the payment of the principal amount of the Notes, without premium.

         (b) Simultaneously with the consummation of the Acquisition, the Notes shall be paid in their entirety, without premium.

         6.2 Optional Payments. The Company may at its option, at any time, pay all of the Notes, or from time to time a part of the Notes in the principal amount of $100,000 or any integral multiple thereof. Any such optional payment shall be made at the principal amount of the Notes paid, without premium but together with accrued and unpaid interest thereon to the date of payment.

         6.3 Pro Rata Allocation. Except as hereinafter provided, the Company shall allocate (in units of $1,000 and integral multiples thereof) each partial payment of Notes under Sections 6.1 and 6.2 among the Notes then outstanding in proportion, as nearly as practicable, to the respective unpaid principal amount of Notes held by each Holder of Record, with adjustments, to the extent practicable, to compensate for any prior payments not made exactly in such proportions.

         6.4 Notice of Payment and Offers to Repurchase. Notice of each required or optional payment of Notes pursuant to Section 6.1 or 6.2 and each optional offer to repurchase pursuant to Section 6.7 shall be given not less than thirty
(30) nor more than sixty (60) days before the date of payment or proposed repurchase date, and all such notices shall be given by mailing by registered or certified mail to each Holder of Record of Notes to be paid or repurchased a notice of intention, or offer, to pay or repurchase, which notice shall include statements specifying (a) the date of the intended payment or the proposed repurchase date, (b) the provision of this Agreement pursuant to which such payment or offer is being made, (c) the aggregate principal amount of the Notes to be paid, or to which such offer to repurchase relates, (d) the principal amount of the Notes registered in the name of such Holder to be paid, or to which such offer to repurchase relates, and (e) the premium, if any, and accrued interest to be paid in respect of the principal amount so to be paid, or to which such offer to repurchase relates.

         6.5 Effect of Certain Transactions. If and whenever the Company shall pay pursuant to any provision of Section 6.2, or the Company or a Subsidiary shall purchase, pursuant to the provisions of Section 6.7, some but less than all of the Notes then outstanding, then and in each such event, the principal amount of the required payments thereafter becoming due pursuant to Section 6.1(a) shall be reduced to the extent such payment or purchase was made out of funds constituting Excess Cash Flow.

         6.6 Maturity; No Reissue. Notes or portions thereof to be paid pursuant to any provision of this Agreement shall become due and payable on the payment date, together with accrued interest and premium, if any, and from and after such date (unless the Company shall default in paying the amounts then due) interest thereon shall cease to accrue. Any Note paid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in respect of any paid principal amount of any Note, and no such paid Note or paid portion of a Note shall be considered to be "outstanding" for any purpose hereof.

         6.7 Purchase of Notes. The Company will not, and will not permit any Subsidiary to, purchase or otherwise acquire any Note except (a) by way of payment in accordance with the provisions of the Notes and this Agreement, or
(b) pursuant to a repurchase offer made by the Company pro rata and on the same terms to each Holder of Record of Notes to be repurchased at the time outstanding, pursuant to a notice given in accordance with Section 6.4 which notice shall state whether such offer may be accepted in part or only in full, and shall provide that any such ac ceptance may be given by written notice to the Company in accordance with the provisions of this Agreement at any time prior to such date, not less than thirty-five (35) days from the date of the notice of the Company's offer under this Section as shall be specified therein. Any Notes repurchased pursuant to this Section shall be canceled by the Company, and shall not be reissued or deemed to be "outstanding" for any purpose of this Agreement.

         7. Special Covenants of Company. Without limiting any other covenant or provision hereof, the Company covenants and agrees that so long as any of the Notes are outstanding, it shall comply with, perform and observe the following covenants and provisions and shall cause each Subsidiary, if any, to comply with, perform and observe said covenants and provisions as are applicable thereto (it being understood, in any event, that to the extent any of the covenants of this Section refer to consolidated financial information they shall apply to the Company only in the event that the Company has no Subsidiaries).

         7.1 Payments. The Company will duly and punctually pay the principal of and premium, if any, and interest on the Notes in accordance with the terms of this Agreement and the Notes.

         7.2 Prompt Payment of Taxes and Indebtedness. The Company will, and will cause each of its Subsidiaries to, pay promptly, or cause to be paid promptly, all taxes, assessments and other governmental charges or levies of whatever nature imposed on it, or upon it or its income or profits, or upon any of its property, real, personal or mixed; provided, however, that unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced, nothing herein shall require the Company or any Subsidiary to pay any such tax, assessment, charge or levy so long as the validity thereof shall be currently contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books reserves deemed adequate by the Company's Independent Accountants with respect thereto in accordance with GAAP, consistently with the Financial Statements delivered to American hereunder. The Company will, and will cause each of its Subsidiaries to, (a) pay or cause to be paid when due all payments of principal of and premium and interest on Indebtedness for Money Borrowed and will not permit or suffer any such Indebtedness for Money Borrowed to become or remain in default, (b) pay or cause to be paid when due all lawful claims for labor and rents, and (c) pay or cause to be paid in a manner consistent with prudent business practice all trade payables and pay or cause to be paid when due all other Indebtedness upon which it is or becomes obligated, except, in each case, other than that referred to in clause (a), to the extent payment is being contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books reserves deemed adequate by the Company's Independent Accountants with respect thereto in accordance with GAAP, consistently with the Financial Statements delivered to American hereunder, unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced.

         7.3 Conduct of Business. The Company (a) will, and will cause each of its Subsidiaries to, continue to engage in the business of owning and operating the Stations and the Lincoln Business and (b) will do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect and in good standing its limited partnership existence and its rights and franchises necessary to conduct such business. Notwithstanding clause (b) of the preceding sentence, the Company may merge or cause any Subsidiary to be merged with or into the Company or another Subsidiary, or may cause any Wholly-Owned Subsidiary which is a Wholly-Owned Subsidiary of another Subsidiary to liquidate and distribute its assets and liabilities to such latter Subsidiary.

         7.4 Maintenance of Property and Leases. The Company will, and will cause each of its Subsidiaries to, keep its assets and property relating to each of the Stations and the Lincoln Business in good repair, working order and condition, and from time to time will make all repairs, renewals, replacements, additions and improvements thereto so that its business may be properly and advantageously conducted at all times. The Company will, and will cause each of the Subsidiaries to, comply in all material respects with the provisions of all leases of real or personal property relating to each of the Stations and the Lincoln Business to which it is a party or under which it oc cupies or uses property so as to prevent any loss or forfeiture thereof or thereunder; provided, however, that the Company or any Subsidiary may cancel, surrender or modify any such lease if such action is deemed to be advantageous to the Company's or such Subsidiary's business.

         7.5 Maintenance of Insurance. The Company will, and will cause each Subsidiary to, keep its assets and property relating to each of the Stations and the Lincoln Business which are of an insurable character and which are customarily insured by companies of established reputation engaged in the same or similar business similarly situated insured by financially sound and reputable insurers against loss or damage by fire, explosion and hazards insured against by extended coverage in amounts sufficient to prevent the Company or any Subsidiary from becoming a co-insurer. The Company will, and will cause each Subsidiary to, maintain with financially sound and reputable insurers insurance against other hazards and risks and liability to persons and property, to the extent and in the manner customary for companies of established reputation engaged in the same or similar businesses similarly situated. The Company will cause all such insurance policies relating to the assets or property or business of any of the Stations or the Lincoln Business to be endorsed in the name American (or any other holders of the Notes) as "loss payees". For purposes of this Section, the Company's current insurers shall be deemed to be financially sound and reputable insurers and the present coverage deemed adequate to satisfy this Section 7.5.

         7.6 Maintenance of Accounts and Records. The Company will, and will cause each of its Subsidiaries to, keep true records and books of account in which full, true and correct entries will be made of dealings and transactions in relation to the business and assets and property of the Stations and the Lincoln Business, in accordance with GAAP consistently applied, except as otherwise set forth in the Disclosure Schedule, and shall prepare the financial statements required to be furnished pursuant to Section 7.9. The Company will, and will cause each Subsidiary to, apply accounting principles in the preparation of the financial statements of the Company and its Subsidiaries, which, in the judgment of the Company and the opinion of the Independent Accountants, are in accordance with GAAP consistently applied, except that no notes shall be required with respect thereto and except as otherwise set forth in the Disclosure Schedule. In the event of a change in any method of accounting used by the Company or any Subsidiary that is permitted by this Agreement, such change shall not be deemed to result in an Event of Default if, at the time of such change, an Event of Default had not occurred and was not then continuing, based upon the former methods of accounting used by the Company; provided, however, that, if, after any such change in accounting methods, either the Company or American (or the holders of the Notes) determine in good faith that any requirements of this Agreement are substantially altered as a result of such change, the Company and American agree to negotiate in good faith with respect to a change in such requirements.

         7.7 Compliance With Laws. The Company will, and will cause each of its Subsidiaries to, comply with all Applicable Laws in respect of the conduct of the Lincoln Business and the ownership of the assets and property of each of the Stations and the Lincoln Business, except such as are being contested in good faith and except for such noncompliances as will not in the aggregate have a Material Adverse Effect on the Company.

         7.8 Miscellaneous Information. From time to time upon request, the Company will furnish to each Holder of any of the Notes such information regarding the business, properties, financial condition and results of operation of the Company and its Subsidiaries in such detail as may reason ably be requested; and the Company covenants and agrees that any authorized representative of any such Holder shall have the right, reasonably exercisable, to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine and to discuss their affairs, finances and accounts (including without limitation any letters of comment with respect to audits, letters to management or confidential reports relating to financial matters submitted to the Company or its Subsidiaries by independent public accountants) with, and be advised as to the same by, their officers, all at such reasonable times and intervals as such Holder may reasonably request.

         7.9 Information and Reports to Be Furnished by Company. The Company will furnish to each Holder of any of the Notes:

                  (a) Financial  Statements.  The following financial statements
         relating  to  each  of  the   Stations   and  the   Lincoln   Business,
         substantially in the form customarily prepared by the Company:

                           (i) Quarterly Reports. In duplicate as soon as available and, in any event, within forty-five (45) days after the end of each quarter (including the last) of the Company's fiscal year, a consolidated (of the Lincoln Business) and consolidating (of each of the Stations) balance sheet, and related consolidated and consolidating statements of income and retained earnings and cash flow for such period (including year to date), together with comparative figures as at such date or for the same periods of the preceding year and for the Company's budget for such fiscal year, all in reasonable detail, accompanied by supporting statements and schedules, normally prepared by the Company in connection therewith, and accompanied by a certificate of the principal financial or accounting officer of the Company (A) stating that such statements have been properly prepared in accordance with GAAP consistently applied (except that no notes shall be required with respect thereto and except as otherwise set forth in the Disclosure Schedule) and are true, correct and complete in all material respects and fairly present the consolidated and consolidating financial condition of the Stations and the Lincoln Business at and as of the dates thereof and the results of its and their operations for the periods covered thereby subject only to normal non-material year-end accounting adjustments, and (B) stating that he has reviewed this Agreement and has no knowledge of any Event which constitutes an Event of Default or a Potential Default, or, if he has such knowledge, specifying such default or event and the nature thereof and the period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

                           (ii) Monthly Reports. In duplicate as soon as available and, in any event, within thirty (30) days after the end of each month (including the last) of the Company's fiscal year, a consolidated (of the Lincoln Business) and consolidating (of the Stations) balance sheet, and related consolidated and consolidating statements of income and retained earnings and cash flow for such period (including year to date), together with comparative figures as at such date or for the same periods of the preceding year and for the Company's budget for such fiscal year, all in the form customarily prepared for management.

                           (iii) Annual Statements. In duplicate as soon as available and, in any event, within ninety (90) days after the end of each fiscal year of the Company, a consolidated (of the Lincoln Business) and consolidating (of the Stations) balance sheet, and related consolidated and consolidating statements of income and retained earnings and cash flow for such year, together with comparative figures as at the end of and for the immediately preceding fiscal year and for the Company's budget for such fiscal year, all in reasonable detail, accompanied by supporting statements and schedules, normally prepared by the Company in connection therewith, and accompanied by (A) a report (in form, scope and substance reasonably satisfactory to American) of the Independent Accountants and accompanied by the statement of such accountants that, in making the audit necessary to such report or certification, they obtained no knowledge of any Event which constitutes an Event of Default or a Potential Default, or, if they have such knowledge, specifying such default or event and the nature thereof, and
                  (B) a certificate of the principal financial or accounting officer of the Company with respect to the matters set forth in clause (B) of paragraph (i) of this subdivision.

                           (iv) Annual Budget. in duplicate as soon as available
                  and, in any event, on or prior to December 1 of each year, commencing in 1996, an annual budget with respect to the Stations and the Lincoln Business containing, in reasonable detail, information with respect to the balance sheet, statements of income and retain earnings, cash flow and Capital Expenditures for the following calendar year, all in a form substantially similar to those of the financial statements required to be delivered pursuant to the provisions of this Section 7.9(a).

                           (v) Reports to Partners or Others. In duplicate promptly upon the sending, making available or filing of the same, copies of all proxy statements, registration statements, prospectuses, reports and financial statements that the Company shall send or make available to its partners, general or limited, or file with the Securities and Exchange Commission or any stock exchange upon which its partnership interests may be listed.

                  (b) Notice of Litigation, Event of Default, Potential Default, etc. The Company will promptly give notice of any litigation or any administrative proceeding to which it or any Subsidiary may hereafter become a party which involves a potential liability to the Company or any Subsidiary of at least $100,000, or which may have any Material Adverse Effect on the Company. Forthwith upon any executive officer of the Company's general partner obtaining knowledge of any of the following, the Company shall give to American prompt written notice of any Change in Control or proposed Change in Control, any Act of Bankruptcy and any Event or Default or Potential Default, specifying the nature and period of existence of any such Event of Default or Potential Default and what action the Company has taken, is taking or proposes to take with respect thereto.

         7.10 Liens. The Company will not, and will not permit any Subsidiary to, create or incur, directly or indirectly, or suffer to be created or incurred or to exist (except in favor of the Company or a Wholly-Owned Subsidiary), any Lien upon any of the assets or property of any of the Stations or the Lincoln Business other than the Permitted Liens.

         7.11 Distributions. The Company will not, and will not permit any Subsidiary to, declare, order, pay or make, directly or indirectly, any Distribution (other than dividends paid by a Subsidiary to a Wholly-Owned Subsidiary or the Company) or set apart any sum or property therefor, or agree to do so, other than any Distribution constituting a Permitted Distribution.

         7.12 Consolidation, Merger and Acquisition. The Company will not, directly or indirectly:

                  (a) voluntarily liquidate, dissolve or otherwise wind up its business; or

                  (b) permit any Subsidiary to merge or consolidate with any Person (other than the Company or a Wholly-Owned Subsidiary) unless (i) the surviving or resulting Person is a Subsidiary which is organized under the laws of a state of the United States of America or the District of Columbia, and (ii) no condition or event shall exist prior to, as a result of or immediately after giving effect to such merger or consolidation which constitutes an Event of Default or a Potential Default, including without limitation the provisions of paragraph (c) of this Section; or

                  (c) consolidate with or merge into another Person (other than a Wholly-Owned Subsidiary) or permit another Person to consolidate or merge into it, or acquire (x) all or any substantial part of the assets, property or business of, or (y) any assets that constitute a division or operating unit of the business of, any other Person, unless such assets, property or business are or is, as the case may be, consolidated with the Company for financial reporting purposes and unless

                           (i) the Person surviving such consolidation or merger, is either (A) the Company, or (B) an Entity which (I) is organized under the laws of a state of the United States of America, or the District of Columbia, and (II) shall expressly assume the obligations of the Company under this Agreement and under the Notes to the same extent and with the same effect as though such surviving Person were a party hereto and thereto and were named and defined as the "Company" herein and therein;

                           (ii) no condition  or event shall exist,  either as a
                  result of, or immediately after giving effect to, such consolidation, merger or acquisition which constitutes an Event of Default or a Potential Default;

                           (iii) none of the rights,  privileges or  preferences
                  of any holder of the Notes would be adversely affected by such consolidation, merger or acquisition; and

                           (iv) in the case of any such acquisition,  all of the
                  assets, property and business to be acquired, to the extent they relate to any of the Stations or the Lincoln Business, shall have been made subject to the Lien of the Security Agreement on terms and conditions satisfactory to the holders of the Notes.

         7.13 Prohibited Transactions. Except for such agreements or arrangements that constitute Permitted Distributions or except as set forth on the Disclosure Schedule and marked "Permitted Affiliated Transactions" or as otherwise agreed upon by the holders of the Notes, the Company will not, and will not permit any Subsidiary to, permit to exist or enter into any agreement or arrangement relating to any of the Stations or the Lincoln Business whereby it engages in a transaction of any kind with any Subsidiary (other than a Wholly-Owned Subsidiary), or with any other Affiliate of the Company or any Subsidiary.

         7.14 Compliance with ERISA. The Company will, and will cause each if its Subsidiaries to, fulfill the obligations under the minimum funding standards of ERISA and the Code with respect to each Plan relating to any of the Stations or the Lincoln Business, to the extent such minimum funding standards are applicable, and comply in all material respects with the presently applicable provisions of ERISA and the Code, and will not, and will not permit any Subsidiary to, incur any material liability to the PBGC or any such Plan under Title IV of ERISA.

         7.15 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness pursuant to this Agreement;

                  (b) Indebtedness (other than Indebtedness for Money Borrowed) arising in connection with the Permitted Liens;

                  (c) Indebtedness incurred in the ordinary course of business which does not represent Indebtedness for Money Borrowed;

                  (d) Other Indebtedness for Money Borrowed (so long as it does not create amy Lien on the Collateral (as defined in the Security Agreement) in a principal amount not in excess of $5,000,000; and

                  (e) Indebtedness arising in connection with the payment, in full, of the Notes, including accrued and unpaid interest thereon, so long as after giving effect thereto the Company is Solvent.

         7.16 Operation of the Business.

                  (a) Ordinary Course of Business. The Company and each of its Subsidiaries will operate each of the Stations and the Lincoln Business in the normal, usual and customary manner in the ordinary and regular course of business. Without limiting the generality of the foregoing, the Company will not, and will not permit any Subsidiary to, take any of the following actions with respect to each of the Stations and the Lincoln Business:

                           (i) Transfer or agree to Transfer any of the properties or assets relating to each of the Stations and the Lincoln Business, other than inventory in the ordinary course of its business and nonmaterial amounts of machinery and equipment sold or otherwise disposed of in the ordinary course of business and no longer needed in the operation or business or replaced with assets of like kind or better kind and quality;

                           (ii) except in the ordinary course of business and on
                  terms and conditions consistent with prior practices, (A) incur any material obligations or liabilities (fixed, contingent or other); (B) make any additions to its property or any purchases of machinery or equipment, except for normal maintenance and replacements; (C) or agents, and will not otherwise alter, modify or change in any material respect the terms of their employment or engagement, and has not entered and will not enter into new employment arrangements; (D) waive, any rights of substantial value without fair and adequate consideration; (E) amend in any material respect, terminate or enter into or become (or permit any of its property to be) bound by or subject to any Lease, Governmental Authorization, Private Authorization, Employment Arrangement or Plan or any Contractual Obligation which could have a Material Adverse Effect on the Company; (F) do any act or fail to do any act, if such act or failure to act might result in the expiration, revocation, suspension or modification of any of its Material Governmental Authorizations or Material Private Authorizations; and (G) enter into, any other transaction or series of related transactions which individually or in the aggregate is Material to the Company; and

                           (iii) waive any condition set forth therein to consummation of, or otherwise amend, modify or terminate, any Material Agreement, or enter into any agreement or other arrangement which would constitute a Material Agreement, except for such waivers, amendments or modifications, or such other agreements or arrangements as do not and will not have in the aggregate any Material Adverse Effect on the Company.

                  (b) Budget and Management. The Company shall adopt an annual budget specifying, without limitation, any Capital Expenditures. American shall have a reasonable opportunity to review and consult with the Company with respect to the annual budget, including, without limitation, the Capital Expenditures reflected therein, required to be furnished to it pursuant to the provisions of Section 7.9(a)(iv); and, until such consultation shall have occurred, the Company shall continue to operate on its then existing annual budget. The Company shall adhere to its annual budget and shall notify American of the occurrence of any Event that could reasonably be expected to cause the Company to exceed its annual budget by more than ten percent (10%). The Company shall notify American prior to any proposed changes material to the management, policies or personnel of any of the Stations or the Lincoln Business, and American shall have a reasonable opportunity to consult with the Company with respect to any such changes, and such changes shall not be implemented prior to such review and consultation. The opportunities for prior review and consultation under this Section 7.17(b) shall not be deemed to give American any right of veto of such matters or require the prior approval of American, and the granting of such opportunities for review or consultation shall not be deemed to constitute any waiver or estoppel with respect to any other right of American under this Agreement.

                  (c) Capital Expenditures. To the extent that Cash Flow is not sufficient to fund Capital Expenditures in an approved annual budget, American shall have the right, but not the obligation, to advance, from time to time, the funds necessary to make such Capital Expenditures (the "Capital Expenditure Advances") in which event the Company shall issue additional Notes in a principal amount equal to the Capital Expenditure Advances. To the extent American elects not to make any such Capital Expenditure Advance, the Company shall not be deemed to be in default hereunder or under any of the Related Agreements for the consequences of such failure.

         7.17 Issue of Equity Securities. The Company will not issue, or agree to issue, any partnership interests, general or limited, or consent to the issuance of any shares of capital stock of its general partner, or issue or consent to the issue of any Convertible Securities or Option Securities, if such issuance would result in a change of control of the Company such that approval of the FCC is required.

         7.18 Avoidance of Impairment of Asset Value or Security of Noteholder. In preparing, adopting and implementing the annual budget, the Company shall take no action that would materially impair the value of the Company or its assets as a going concern or the security of the Noteholders. The Company shall use reasonable business efforts to preserve the management, policies and personnel of each of the Stations and the Lincoln Business, and shall not alter management, policies, or personnel in any manner that would materially impair the value of any of the Stations or the Lincoln Business as a going concern or the security of the Noteholders.

         8.  Defaults.

         8.1 Events of Default. If one or more of the following events (herein termed "Events of Default") shall have occurred, that is to say:

                  (a) if the Company shall fail to make payment of the principal of or premium, if any, or, for a period of five (5) business days, interest on any of the Notes when and as the same shall become due and payable, whether at their stated maturity, on a date fixed for payment, by a notice of payment or offer to pay, by declaration or otherwise; or

                  (b) if any representation or warranty of the Company contained in this Agreement, or any statement or certificate furnished by the Company in connection with the issue or sale of any of the Notes or pursuant to any provision of this Agreement, shall have been false, incorrect or misleading in any material respect when made or so certified to; or

                  (c) if the Company or any Subsidiary shall fail to observe or perform any of the covenants, agreements or provisions contained in Sections 7.10 through 7.13, inclusive, 7.15, 7.16 and 7.18; or

                  (d) if the Company or any Subsidiary shall fail duly to observe or perform any other covenant, agreement or provision contained in this Agreement, the Notes or any other Related Agreement, other than those referred to in subdivisions (a), (b) or (c) above, and such failure shall have continued for a period of thirty (30) days after written notice to the Company from the holders of a majority in interest of the Notes; or

                  (e) if the Company or any Subsidiary shall default, as principal or as guarantor or other surety, (i) in any payment of principal of or premium, if any, or interest on any Indebtedness for Money Borrowed (other than the Notes), or any purchase money Indebtedness in excess of $100,000, or (ii) with respect to any of the terms of any evidence of such Indebtedness or of any mortgage, security agreement, indenture or other agreement relating thereto, and such default shall continue for more than the period of grace, if any, specified therein; or

                  (f) if a final judgment for the payment of money in excess of $100,000 shall be rendered against the Company or any Subsidiary, and such judgment shall not be discharged or its discharge shall not have been provided for in accordance with its terms, or a stay of execution thereof shall not have been procured within thirty (30) days from the date of the entry thereof, or within said period of thirty (30) day period (or such longer period during which execution on such judgment shall have been stayed), the Company or such Subsidiary shall not have filed an appeal therefrom (or from the order, decree or process upon which or pursuant to which said judgment shall have been granted, passed or entered) and caused the execution thereof to be stayed during such appeal; or

                  (g) if the Company or any of its Subsidiaries shall, as a debtor, be involved in or commit an Act of Bankruptcy; or

                  (h) if the Acquisition Agreement shall have been terminated by American because of the breach or violation thereof by or the default thereunder of the Company or by the Company other than a termination because of the breach or violation thereof by or the default thereunder of American; or

                  (i) if a Change in Control with respect to the Company shall be pending or shall have occurred,

then, except as set forth below in this Section, (I) in the case of any event specified in subdivision (g) of this Section, there shall automatically become forthwith due and payable the unpaid balance of all of the Notes, and (II) in each and every other case specified in this Section, the holders of a majority in principal amount of the Notes at the time outstanding may by notice in writing to the Company declare to be forthwith due and payable the unpaid balance of all of the Notes, together in any such case with interest accrued thereon, and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived by the Company; the Holders of a majority in principal amount of the Notes of the time outstanding may, without being required to give any notice (except as may be required by law), exercise their rights under the Security Agreement whether or not they elect to accelerate payment as provided herein; and/or in addition thereto each Holder may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or provision contained in the Notes or herein or in aid of the exercise of any power granted in the Notes or herein or in lieu thereof. Notwithstanding any provision to the contrary in this Agreement, no events other than those described in this Section
8.1 shall constitute an Event of Default giving rise to the consequences set forth in clause (I) or (II) of the preceding sentence.

         8.2 Notice to the Holders. If and whenever the Company shall become aware of the existence of any Event which constitutes, or which after giving of notice or passage of time or both would constitute, an Event of Default, the

Company shall forthwith give notice to each Holder of such condition or event and what action the Company has taken, is taking or proposes to take with respect thereto. If any creditor of the Company shall take any action, of which the Company shall have actual knowledge, in respect of any Event which constitutes, or which after giving notice or passage of time or both would constitute, an Event of Default, then and in any such event, and whether or not the Company shall have given a notice under the first sentence of this Section with respect to the condition or event to which such demand or action shall relate, the Company shall forthwith give to each Holder written notice, specifying such action and the nature of such alleged default or Event of Default and what actions the Company has taken, is taking or proposes to take with respect thereto.

         8.3 Annulment of Defaults. This Section is subject to the condition that, if at any time after the principal of any or all of the Notes shall have been declared and become due and payable, and before any judgment or decree for the payment of the moneys so due, or any part thereof, shall be entered, all arrears of interest upon all the Notes and all other sums payable upon the Notes (except the principal of and interest on such Notes which by such declaration shall have become payable) shall have been duly paid, and every other Potential Default and Event of Default shall have been made good or cured, then and in every such case the Holders of a majority in principal amount of the Notes at the time outstanding may, by written instrument or instruments filed with the Company, rescind and annul such declaration and its consequences. No rescission or annulment under this Sec tion shall extend to or affect any subsequent Potential Default or Event of Default or impair any right consequent thereon.

         8.4 Waiver by Company; Severability of Remedies. To the fullest extent permitted by applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, (a) the benefit and advantage of any valuation, stay, appraisal, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on the Notes or any claim for interest on the Notes; (b) all presentments, demands for performance and notices of nonperformance (except to the extent required by the provisions hereof); (c) any requirements of diligence or promptness on the part of any Holder, as a holder of Notes, in the enforcement of its rights under the provisions of this Agreement or the Notes; and (d) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement or the Notes. In the event any remedy or other provision of this Section is not enforceable for any reason, no other remedy or provision shall be affected thereby, and all such other remedies and provisions shall be given full force and effect in accordance with their terms.

         8.5 No Waiver of Rights. No course of dealing between the Company or any Subsidiary and any Holder, as a holder of Notes, and no delay or omission on the part of any Holder in exercising any rights under the Notes or this Agreement, shall operate as a waiver of the rights of such Holder, as a holder of Notes. No failure to insist upon the strict provisions of any covenant, term, condition or other provision of this Agreement or any of the Notes or to exercise any right or remedy thereunder shall constitute a waiver by any Holder, as a holder of Notes, of any such covenant, term, condition or other provision or of any Potential Default or Event of Default in connection therewith. The waiver of any covenant, term, condition or other provision hereof or of the Notes or Potential Default or Event of Default hereunder on one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion and shall not affect or alter this Agreement or the Notes except to the extent specifically provided in the instruments setting forth such waiver delivered under Section 10.5, and every covenant, term, condition and other provision of this Agreement and the Notes shall, in such event, continue in full force and effect.

         8.6 Costs and Expenses of Collection. The Company covenants and agrees that if default be made in any payment of principal of or interest on the Notes, it will, to the extent permitted under applicable law, pay to each Holder, as a holder of Notes, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the attorneys of each Holder for all services rendered in that connection.

         8.7 Remedies Cumulative. No remedy herein conferred upon each Holder, as a holder of Notes or otherwise, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         8.8 Non-Recourse Obligation. The obligations of the Company represented by the Notes are nonrecourse, and, notwithstanding any provision to the contrary in this Agreement, the Note, the Security Agreement or any of the other Related Agreements, American agrees for itself, and its successors and assigns that (a) neither the Company nor its successors and assigns shall be personally liable on the Notes, and (b) in the event that one or more Events of Defaults has occurred or any other default whatsoever has occurred under this Agreement, the Notes or the Security Agreement, American, or any of its successors and assigns, shall look solely to the Collateral (as defined in the Security Agreement) and any other Assets (as defined in the Acquisition Agreement) of the Company including without limitation all Broadcast Licenses (as defined in the Security Agreement and only to the extent not constituting a part of the Collateral) for payment of the indebtedness represented by the Notes and will not make any claim or institute any action or proceeding against the Company, or any of its successors and assigns, or the Excluded Assets (as defined in the Acquisition Agreement), for payment of such indebtedness (or for any deficiency remaining after the application of the Collateral or any such other Assets) other than out of the Collateral or any such other Assets.

         9. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each instrument, notice, certificate, communication, opinion or other document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. If the Company has any Subsidiaries all financial terms shall be deemed to apply to the Company and its Consolidated Subsidiaries, determined in accordance with GAAP consistently applied with the Financial Statements delivered to American hereunder.

         The term "Acquisition" is defined in the first whereas paragraph, preceding Section 1.

         The term "Acquisition Agreement" is defined in the first whereas paragraph, preceding Section 1, and shall include all amendments, modifications and supplements thereto.

         The term "Act of Bankruptcy" shall mean, when used with reference to any Person, any of the following events or occurrences:

                  (a) its admitting in writing its inability, or being unable under Applicable Law, or its failing generally, to pay its debts generally as they become due, or

                  (b) its filing a petition, answer or consent seeking relief as a debtor or otherwise commencing a voluntary case under the Bankruptcy Code as from time to time in effect, or its authorizing, by appropriate proceedings of its board of directors or other governing body, any such petition, answer, consent or commencement of such a voluntary case; or

                  (c) the filing against it or all or any substantial part of its property of a petition com mencing an involuntary case under the Bankruptcy Code which shall remain undismissed for a period of more than thirty (30) days or which is consented to by such Person or any order or decree approving relief adverse to such Person thereunder shall remain unstayed and in effect for more than forty five (45) days; or

                  (d) its commencement of proceedings or filing a petition, answer or consent seeking relief as a debtor under any Applicable Law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or its consenting to or acquiescing in such relief or its admitting or acquiescing in or failing promptly and in any event within thirty (30) days of the filing thereof, in an appropriate manner, to deny the material allegations of any petition seeking such relief, any such involuntary petition remaining undismissed for more than thirty (30) days or an order in any involuntary proceeding adverse to such Person remaining unstayed and in effect for more than forty-five (45) days; or

                  (e) the entry of an order or decree (whether or not final) by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, dissolution or winding up, or reorganization or any modification or alteration of the rights of its creditors, or any composition or readjustment of debts,
         (iii) assuming custody of, or appointing a receiver, trustee, sequestrator, conservator, assignee, custodian, liquidator, fiscal agent or similar official for, such Person or all or a substantial part of its property and any such order or decree shall continue unstayed and in effect for a period of forty-five (45) days; or

                  (f) its convening a meeting of creditors for the purpose of consummating an out-of-court arrangement, or making an assignment for the benefit of, or entering into a composition, extension or similar arrangement with, its creditors in respect of all or a substantial portion of its debt; or

                  (g) its seeking or consenting to or acquiescing in the appointment of a receiver, trustee, sequestrator, conservator, liquidator, fiscal agent or other custodian of itself or of all or any substantial part of its property; or

                  (h)  its winding-up, liquidation or dissolution; or

                  (i) its authorization, by appropriate action of its board of directors or other governing body, of any of the foregoing.

         The term "Affiliate",  when used with respect to any Person, shall mean
(i) any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person, (ii) any other Person of which such Person at the time owns, or has the right to acquire, directly or indirectly twenty percent (20%) or more on a consolidated basis of the equity or beneficial interest, (iii) any other Person which at the time owns, or has the right to acquire, directly or indirectly twenty percent (20%) or more of the equity or beneficial interest of such Person, (iv) any executive officer or director of such Person, or any Person of which such Person or any executive officer or director of such Person at the time owns, or has the right to acquire, directly or indirectly, twenty percent (20%) of more of the equity or beneficial interest, and (v) when used with respect to an individual, shall include a spouse, any ancestor or descendant, or any other relative (by blood, adoption or marriage), within the third degree of such individual. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person or the disposition of its assets or property, whether by stock, equity or other ownership, contract, arrangement or understanding, or otherwise.

         The term "American" is defined in the preamble of this Agreement.

         The term "American Rate" is defined in Section 1.1.

         The term "Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities Laws, to which the Person in question is subject or by which it or any of its property is bound.

         The term "Authority" shall mean any governmental or quasi-governmental authority, whether executive, legislative, judicial, administrative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, board, body, branch, bureau, central bank or comparable agency or entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other entity of any of the foregoing, whether domestic or foreign.

         The term "Bankruptcy Code" shall mean 11 U.S.C. ss. 101 et seq., as from time to time in effect, and any successor law, and any reference to any statutory provision shall be deemed to be a reference to any successor statutory provision.

         The term "Capital Expenditures" shall mean, with respect to the Company, for any period during which the amount thereof is to be determined, without duplication, the amount of all expenses or liabilities (including without limitation Capital Lease Obligations) incurred or accrued or expenditures made by the Company directly or indirectly with respect to any of the Stations or the Lincoln Business which, in accordance with GAAP, would be treated as a capital expenditure, but shall not include interest or amortization, depreciation or the like with respect to any previous Capital Expenditure.

         The term "Capital Expenditure Advances" is defined in Section 7.17(c).

         The term "Capitalized Lease Obligation" shall mean the principal portion of any lease obligation on which in accordance with GAAP would be characterized as a capital lease.

         The term "Cash Flow" shall mean, with respect to the Company, for any period in respect of which the amount thereof shall be determined: (a) broadcast revenues (exclusive of reciprocal and barter revenues) of the Stations and the Lincoln Business, determined in accordance with GAAP, for such period, less (b) station operating expenses (inclusive of real estate and personal property taxes paid but exclusive of income taxes, interest, amortization and reciprocal and barter expenses included therein) of the Stations and the Lincoln Business, plus
(c) non-cash or non-recurring expense items relating to legal, accounting and similar fees incurred in connection with the consummation of the transactions contemplated by this Agreement. Cash Flow shall be adjusted on a consistent basis to reflect the acquisition, sale, exchange and disposition of property (other than tangible personal property disposed of in the ordinary course of business). Cash Flow shall exclude extraordinary gains and losses and all gains and losses from acquisitions, sales, exchanges and dispositions of assets (other than tangible personal property disposed of in the ordinary course of business).

         The term "Change in Control" shall mean, with respect to the Company any of the following:

         (a) the acquisition in a transaction or series of transactions, including without limitation by merger, consolidation or other reorganization, by any Person (such term to include anyone deemed a person under Section 13(d)(3) under the Securities Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a majority or more of the equity interests or voting interests of the Company or the general partner of the Company, other than by (i) the Company or any of its Subsidiaries, (ii) any employee benefit plan or related trust of the Company or any of its Subsidiaries, (iii) any existing general partner of the Company or any of his Affiliates or (iv) American or any of its Affiliates (an "Acquiring Person"); or

         (b) the sale or other disposition of all or substantially all the assets of the Company or any of the Stations or the Lincoln Business, in one transaction or series of related transactions, including by way of merger, consolidation or other reorganization, other than with or to American or a Permitted Assignee.

         The term "Claims" shall mean, with respect to any Person, any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties of or against such Person, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         The terms "Closing" and "Closing Date" are defined in Section 1.3.

         The term "Code" shall mean the United States Internal Revenue Code of 1986, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         The term "Communications Act" is defined in the second whereas paragraph, preceding Section 1 and shall include the rules, regulations, orders and policies of the FCC thereunder, all as from time to time in effect, or any successor law, rule, regulation, order and policy and any reference to any statutory, regulatory or other provision shall be deemed to be a reference to any successor statutory, regulatory or other provision.

         The term "Company" is defined in the preamble of this Agreement.

         The term "Consolidated", when used with reference to any financial term shall mean the sum of the respective amounts thereof of the Company and its Consolidated Subsidiaries as consolidated in accordance with GAAP, after the elimination of intercompany items, and to the extent applicable after appropriate deduction for any minority interests in Consolidated Subsidiaries.

         The term "Consolidated Subsidiary" shall mean any Subsidiary of the Company the assets and liabilities of which are required to be consolidated with those of the Company in its consolidated financial statements in accordance with GAAP.

         The term "Contractual Obligation" shall mean, with respect to any Person, any term, condition, provision, representation, warranty, agreement, covenant, undertaking, commitment, indemnity or other obligation set forth in the organizational agreements and other documents of such Person or which is outstanding or existing under any agreement, contract, arrangement, instrument or understanding to which such Person is a party or by which it or any of its business is subject or properties is bound and which, in the case of the Company, relates to any of the Stations or the Lincoln Business.

         The term "Convertible Securities" shall mean, with respect to any Person, any evidences of indebtedness, shares of capital stock (other than common stock) or other securities (including without limitation, in the case of the Company, partnership interests, general or limited) directly or indirectly convertible into or exchangeable for shares of common stock, whether or not the right to convert or exchange thereunder is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or existence or non-existence of some other Event, or both.

         The term "Disclosure Schedule" shall mean the Disclosure Schedule, dated as of the date hereof, heretofore delivered by the Company to American pursuant to the provisions of this Agreement.

         The term "Distribution", when used in reference to partnership interests shall mean: (i) the declaration or payment of any distribution dividend (except distributions payable in limited partnership interests of the Company) on or in respect of any class of partnership interest of the Company,
(ii) the purchase, redemption or other retirement of any shares of any class of partnership interests of the Company or any shares of capital stock of any Subsidiary owned by a Person other than the Company or a Subsidiary, and (iii) any other distribution on or in respect of any class of partnership interests of the Company or any shares of capital stock of any Subsidiary owned by a Person other than the Company or a Subsidiary.

         The term "Employment Arrangement" shall mean, with respect to the Company, any employment, consulting, retainer, severance or similar contract, agreement, plan, arrangement or policy (exclusive of any which is terminable within ninety (90) days without liability, penalty or payment of any kind of the Company or any of its Affiliates), or providing for severance, termination payments, insurance coverage (including any self-insured arrangements), workers compensation, disability benefits, life, health, medical, dental or hospitalization benefits, supplemental unemployment benefits, vacation or sick leave benefits, pension or retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or post-retirement insurance, compensation or benefits, or any collective bargaining or other labor agreement, whether or not any of the foregoing is subject to the provisions of ERISA, to the extent, in each case, it relates to, covers or is for the benefit of any employee involved in the business or operations of any of the Stations or the Lincoln Business.

         The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as from time to time in effect, and any successor law, and any reference to any statutory provision shall be deemed to be a reference to any successor provision.

         The term "Event" shall mean the occurrence or existence of any act, action, activity, circumstance, condition, event, fact, failure to act, incident or practice, or any set or combination of any of the foregoing.

         The term "Event of Default" is defined in Section 8.1.

         The term "Excess Cash Flow" as determined with respect to the Company, at the end of each calendar quarter, shall mean the amount, if any, by which the Cash Flow during the period commencing August 1, 1996 and ending on a cumulative basis on the last day of such calendar quarter exceeds the sum of (a) $100,000,
(b) without duplication, Capital Expenditures (other than Capital Expenditures funded through Capital Expenditure Advances) since July 31, 1996, and (c) the aggregate amount of all cash payments of principal of and interest on the Notes.

         The term "FCC" is defined in the second  whereas  paragraph,  preceding
Section 1, and shall include any successor Authority.

         The term "GAAP" means, except to the extent that a deviation therefrom is expressly required by this Agreement, such principles applied on a consistent basis, (i) as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants ("AICPA") and/or in statements of the Financial Accounting Standards Board that are applicable in the circumstances as of the date in question, (ii) when not inconsistent with such opinions and statements, as set forth in other AICPA publications and guidelines and/or (iii) that otherwise arise by custom for the particular industry. The requirement that such principles be consistently applied means that the accounting principles in a current period are comparable in all material respect to those applied in preceding period. All accounting and financial terms used in this Agreement and the compliance with each covenant contained in this Agreement that relates to financial matters shall be determined in accordance with generally accepted accounting principles as defined in this paragraph. In the event of a change in any method of accounting used by the Company or any of its Subsidiaries that is permitted by this Agreement, such change shall not be deemed to result in an Event of Default if, at the time of such change, an Event of Default had not occurred and was not then continuing, based upon the former methods of accounting used by the Company; provided, however, that, if, after any such change in accounting methods, either the Company or American determine in good faith that any requirements of this Agreement are substantially altered as a result of such change, the Company and American agree to negotiate in good faith with respect to a change in such requirements.

         The term "Governmental Authorizations" shall mean all approvals, concessions, consents, franchises, licenses, permits, plans, registrations and other authorizations of all Authorities relating, in the case of the Company, to any of the Stations or the Lincoln Business.

         The terms "Guaranty" or "Guaranteed" shall mean and include all liabilities and obligations under or by reason of any guarantee or other contingent liability (other than endorsements of negotiable instruments for collection or deposit in the ordinary course of business), direct or indirect, with respect to any Indebtedness, obligation or other liability (collectively, an "obligation") of another Person, through an agreement or otherwise.

         The terms "Holder" and "Holders" shall mean the holders, from time to time, of any of the Notes. The terms "Holder of Record" and "Holders of Record" shall mean Holders, from time to time as shown on the records of the Company maintained for such purpose.

         The term "Indebtedness" shall mean, with respect, to any Person, (a) all items, except items of capital stock, partnership interests, surplus or general contingency or deferred tax reserves or any minority interest in any Subsidiary to the extent such interest is treated as a liability with indeterminate term on the consolidated balance sheet of such Person, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed, and (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease back arrangement.

         The term "Indebtedness for Money Borrowed" shall mean, with respect to any Person, (a) money borrowed, (b) Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, the maximum amount currently or at any time thereafter available to be drawn under all outstanding letters of credit issued for the account of such Person, (c) Indebtedness upon which interest charges are customarily paid by such Person, (d) Indebtedness (including Capitalized Lease Obligations) issued or assumed as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and (e) Guarantees of any of the Indebtedness described in items (a) through (d), but shall not include (i) trade payables, (ii) expenses accrued in the ordinary course of business or (iii) customer advance payments and customer deposits received in the ordinary course of business.

         The term "Independent Accountants" shall mean a firm of independent certified public accountants of national reputation selected by the Company and reasonably satisfactory to the holders of a majority in interest of the Notes.

         The term "Initial Note" is defined in the third whereas paragraph, preceding Section 1.

         The term "Institutional Investor" shall mean any bank, savings bank, trust company, insurance company, investment company registered as such under the Investment Company Act of 1940, as amended, federal savings and loan association, private or public pension fund, Authority, or other recognized institutional lender or investor, or American or any other corporation, directly or indirectly, engaged in the business of owning and operating radio stations, whether any of the foregoing is acting in its individual or a fiduciary capacity.

         The term "Intellectual Property" shall mean, with respect to any Person, any and all research, information, inventions, designs, procedures, developments, discoveries, improvements, patents and applications therefor, trademarks and applications therefor, service marks, trade names copyrights and applications therefor, trade secrets, drawing, plans, systems, methods, specifications, computer software programs, tapes, discs and related data processing software (including without limitation object and source codes) owned by such Person or in which it has an ownership interest and all other manufacturing, engineering, technical, research and development data and know-how made, conceived, developed and/or acquired by such Person, which relate to the manufacture, production or processing of any products developed or sold by such Person or which are within the scope of or usable in connection with such Person's business as it may, from time to time, hereafter be conducted or proposed to be conducted.

         The term "Investment" shall mean, with respect to any Person, all loans, advances, exten sions of credit (except for accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, travel, moving and expense advances to employees in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to or services to be performed for the payor within one year of the date of the advance), or purchase of stock, notes, bonds or other securities or evidences of indebtedness or capital contribution to any other Person, whether in cash or other property. The amount of an Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor), whether or not written or charged off or sold or otherwise disposed of, except to the extent such cost shall have been paid to such Person by a Person which is not an Affiliate of such Person or in which such Person had no present or prospective financial interest at the time of such payment.

         The term "Law" shall mean any action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, or the common law, or any particular section, part or provision thereof, or any interpretation, directive, guideline or request (whether or not having the force of law), of any Authority, including without limitation (a) the judicial systems thereof, or any particular section, part or provision thereof, and (b) any of the foregoing relating to antitrust or prohibiting other anticompetitive business practices, those relating to employment practices (such as discrimination, health and safety), and those relating to minority business enterprises.

         The term "Legal Action" shall mean, with respect to any Person, any litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information or suits, at law or in arbitration, equity or admiralty (whether or not purported to be brought on behalf of such Person) affecting such Person or any of its business or property or assets.

         The term "Lien" shall mean any mortgage, lien (statutory or other), preference, priority or other security agreement, arrangement or interest, hypothecation, pledge or other deposit arrange ment, assignment, charge, levy, executory seizure, attachment, garnishment, encumbrance (including any easement, exception, variance, reservation or limitation, right of way, zoning restriction, building or use restriction, and the like), conditional sale, title retention or other similar arrangement, device, agreement or restriction, preemptive or similar right, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction, or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

         The term "Lincoln Business" is defined in the first whereas paragraph, preceding Section 1.

         The terms "Material" or "Materiality" for the purposes of the Agreement, shall, unless specifically stated to the contrary, be determined without regard to the fact that various provisions of the Agreement set forth specific dollar amounts.

         The term "Material Adverse" when used alone or in conjunction with other terms (including without limitation "Affect," "Change" and "Effect") shall mean, with respect to the Company, any Event or set of Events which could be expected to (a) have any material adverse effect upon or result in any material adverse change in the validity or enforceability of the Agreement or any other agreement, instrument or other document executed or required to be executed by such Person pursuant hereto or thereto, (b) materially and adversely affect the business, operations, management, properties or prospects, or the condition, financial or other, or results of operation of such Person or such Person and its Subsidiaries taken as a whole, which, in the case of the Company, shall mean each of the Stations or the Lincoln Business, (c) materially impair such Person's ability to fulfill its obligations under the terms of any agreement, instrument or other document executed or required to be executed by such Person,
(d) materially and adversely affect the aggregate rights and remedies of any party (other than such Person) under the Agreement or any agreement, instrument or other document executed or required to be executed pursuant hereto or thereto, or (e) or, in the case of the Company, adversely affects its ability to perform this Agreement, the Notes or any of the other Related Agreements or to pay when due, in accordance with the terms of this Agreement and the Notes, the principal of and interest and premium, if any, on the Notes.

         The term "Material Agreement" shall mean, with respect to the Company, any agreement, contract, arrangement, undertaking, commitment, license or obligation relating to the business or assets and property of any of the Stations or the Lincoln Business which (a) was not entered into in the ordinary course of business, (b) was entered into in the ordinary course of business which (i) involves the purchase, sale or lease of goods or materials or performance of services aggregating more than Fifty Thousand Dollars ($50,000),
(ii) extends for more than twelve (12) months, or (iii) is not terminable on thirty (30) days' or less notice without penalty or other payment, (c) involves Indebtedness for Money Borrowed in excess of Fifty Thousand Dollars ($50,000), or (d) would account for more than five percent (5%) of revenues or expenses of the Lincoln Business projected to be received or incurred by the Company during the current fiscal year. Without limiting the generality of the foregoing, the term "Material Agreement" shall include the Acquisition Agreement.

         The term "Most Recent Balance Sheet" is defined in Section 2.3.

         The term "Notes" is defined in Section 1.1.

         The term "Option Securities" shall mean all rights, options and warrants, and calls or commitments evidencing the right, to subscribe for, purchase or otherwise acquire shares of capital stock or other securities

(including  without  limitation,  in  the  case  of  the  Company,   partnership
interests, general or limited) or Convertible Securities, whether or not the right to subscribe for, purchase or otherwise acquire is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence or the existence or non-existence of some other Event.

         The term "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

         The term "Permitted Assignee" shall mean any Person to whom American is allowed to transfer its right under the Acquisition Agreement.

         The term "Permitted Distribution" shall mean a loan, investment, distribution, fee, payment or other transfer made by the Company, as lender, investor, distributor, payor or other transferor, to any Person, as borrower, distributee, payee or other transferee, including without limitation one or more of the partners, general or limited, of the Company, of all or any portion of the proceeds from the sale of any Notes (other than Notes representing Capital Expenditure Advances) to American hereunder, or from any revenue, income or gain attributable thereto; provided, however, that notwithstanding the foregoing, no such loan, investment, distribution, fee, payment or other transfer shall be permitted or shall constitute a Permitted Distribution unless, after giving effect thereto, the Company is Solvent.

         The term "Permitted Liens" shall mean:

                  (a) the security interest created under the Security Agreement in favor of the holders of the Notes;

                  (b) Liens for taxes if payment shall not at the time be required to be made in accordance with the provisions of Section 7.2;

                  (c) Liens of carriers, warehousemen, mechanics, laborers, materialmen and landlords incurred in the ordinary course of business for sums not yet due or being contested in good faith, if payment shall not be required to be made in accordance with the provisions of Section 7.2;

                  (d) Liens arising out of judgments or awards, and appeal and similar bonds incident to the conduct of legal actions, against such Person with respect to which such Person shall then be prosecuting appeal or other proceedings for review (and as to which any foreclosure or other enforcement proceedings shall not have begun or shall have been fully bonded or otherwise effectively stayed);

                  (e) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance Laws, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto; and

                  (f)  Liens set forth in the Disclosure Schedule.

         The term "Person" shall mean any natural individual, corporation, firm, unincorporated organization, association, partnership, limited liability company, business trust, joint stock company, joint venture, trust or other organization, entity or business, or any governmental authority, whether acting in an individual, fiduciary or other capacity.

         The term "Plan" shall mean, with respect to any Person and at a particular time, any employee benefit plan which is covered by ERISA and in respect of which such Person or an ERISA Affiliate (as defined in ERISA) is (or, if such plan were terminated at such time, would under Sec tion 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         The term "Potential Default" shall mean any event or circumstance which after notice, passage of time, or both, would become an Event of Default.

         The term "Private Authorizations" shall mean all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all Persons (other than Authorities) other than those of a nature included within the definition of Intellectual Property which, in the case of the Company, relates to the business or assets and property of any of the Stations or the Lincoln Business.

         The term "Purchase Price" is defined in Section 1.2.

         The term "Related Agreement" shall mean this Agreement, the Notes, the Security Agreement, the Acquisition Agreement, and each other agreement, instrument and other document executed or required to be executed by the Company on the Closing Date or at any time thereafter, in connection with the transactions contemplated by this Agreement or any of the other Related Agreements, in each case, as amended, modified or supplemented from time to time.

         The term "Rental Obligations," with respect to any lease for any period, shall mean the minimum amount of rental payments required to be made in such period by the lessee under such Lease, including without limitation any amounts required to be paid by such lessee, whether or not designated as rental or additional rental: (a) on account of maintenance and repairs, insurance, taxes, assessments, water and sewer rates and similar charges, and (b) which are payable on the basis of profits, revenues or sales to be derived from the leased property or any other index of performance.

         The term "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations promulgated thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         The term "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         The term "Security Agreement" is defined in Section 4.5, and shall include all amendments, modifications and supplements thereto.

         The term "Solvent" shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities, including, without limitation, contingent and unliquidated liabilities, of such Person,
(ii) such Person is able to pay all liabilities of such Person as they mature, and (iii) such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. For purposes of this definition, "indebtedness" shall mean any liability on a claim, and "claim" shall mean (a) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal equitable, secured or unsecured, or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         The term "Station" is defined in the first whereas paragraph, preceding
Section 1.

         The term "Subsidiary" with respect to any corporation (the "parent") shall mean any Person of which such parent, at the time in respect of which such term is used, (a) owns directly or indirectly more than fifty percent (50%) of the equity or beneficial interest, on a consolidated basis, and (b) owns directly or controls with power to vote, indirectly through one or more Subsidiaries, shares of capital stock or beneficial interest having the power to cast at least a majority of the votes entitled to be cast for the election of the directors, trustees, managers or other officials having powers analogous to those of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

         The term "Tax" (and with correlative meanings, "Taxes" and "Taxable"), shall mean, with respect to any Person, (a) any net income, alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, ad valorem, transfer, franchise, profits, license, withholding on amounts paid to or by such Person or any of its Subsidiaries, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Authority (a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign), (b) joint or several liability of such Person or any of its Subsidiaries with any other Person for the payment of any amounts of the type described in (a) and (c) liability of such Person or any of its Subsidiaries for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

         The term "Tax Returns" shall mean all returns, consolidated or otherwise (including without limitation information returns), required to be filed in any jurisdiction with respect to Taxes.

         The term "Transfer" shall mean any sale, assignment, conveyance, transfer or other disposition, mortgage, pledge or other Lien, lease, exchange, abandonment, parting with control of, gift, granting of an option or proxy or other act of alienation.

         The term "Wholly-Owned Subsidiary" shall mean a Subsidiary of the Company, all of the outstanding shares of every class of stock (other than directors' qualifying shares, if required by statute, the certificates for which, duly endorsed in blank or accompanied by a stock power duly endorsed in blank, shall be held by such Subsidiary) and all other securities of which are at the time owned, directly or indirectly, by the Company or another Wholly-Owned Subsidiary.

         10.  Miscellaneous Provisions.

         10.1 Stamp and Other Taxes. The Company covenants and agrees that it will pay all United States and state documentary stamp or similar excise taxes, including any interest or penalties thereon, which may be legally payable in connection with or arising out of the issue or exchange of any of the Notes (other than any such tax on the transfer thereof), and will indemnify each holder of any thereof against, and save it harmless from, any liability, cost or expense in respect of any such stamp taxes or other taxes and any interest or penalties thereon. The Company's agreement in this connection shall survive termination of this Agreement and the payment of the Notes.

         10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Company will pay all of the following expenses in connection with such transactions and in con nection with any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Notes and the other Related Agreements to which it is a party:
(a) the cost and expenses of its counsel, including the furnishing of all opinions by such counsel and all certificates on behalf of the Company, and of the Company's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with; (b) the taxes specified in Section 10.1; (c) the costs and expenses specified in Sections 8.6 and 10.9; and (d) the out-of-pocket expenses incurred by each holder of any Notes in connection with any amendments or waivers or in connection with or arising out of any litigation, investigation or proceeding instituted by any Authority or any other Person with respect to this Agreement, the Notes or the other Related Agreements to which it is a party or the transactions contemplated hereby and requiring such holder's participation or involvement, except as otherwise provided in the Acquisition Agreement.

         10.3 Survival of Covenants; Successors and Assigns. All covenants, agreements and representations made herein and in certificates delivered in connection herewith shall be deemed material and relied on by American notwithstanding any investigation made by it or in its behalf, and shall survive the execution and delivery of the Notes, to it and its payment therefor, and shall bind and, subject to compliance with the provisions of this Agreement including without limitation Section 7.12, inure to the benefit of the Company's successors and assigns, whether so expressed or not, and all such covenants, agreements and representations shall inure to the benefit of the successors and assigns of American, whether so expressed or not.

         10.4 Notices and Communications. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (i) mailed by first-class, express mail or other overnight mail service, postage prepaid, or Federal Express or other overnight mail courier service, (ii) sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid, or Federal Express or other overnight mail courier service) written confirmation at substantially the same time as such rapid transmission, or (iii) personally delivered to an officer of the receiving party. All such communications shall be mailed, set or delivered:

                  (a) if to the Company, at 351 South Warren Street, Suite 600, Syracuse, NY 13202- 2030, attention: Albert L. Wertheimer, President (with copies to Kaye, Scholer, Fierman, Hays & Handler LLP, 901 Fifteenth Street, NW, Suite 1100, Washington, DC 20005, attention Jason Shrinsky, Esq., and to O'Hara & O'Connell, P.C., 200 Salina Meadows Parkway, Syracuse, NY 13212-4505, attention: Dennis G. O'Hara, Esq.);

                  (b) if to American, at 116 Huntington Avenue, Boston, MA 02116, attention: Steven B. Dodge, Chairman of the Board (with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, attention: Norman A. Bikales, Esq.); and

                  (c) if to any other Holders of Notes to the address set forth in the Company's records;

or at such other addresses (including copies) as any party may designate in writing to the other parties to this Agreement.

         A notice delivered in person shall be effective when received or upon refusal to accept receipt; a notice sent by mail shall not become effective until received by the Person to whom it is given, unless it is mailed by registered or certified mail, in which case it shall be deemed effective on the date of receipt or refusal to accept receipt as indicated by postal records; a notice sent by rapid transmission shall be deemed to be given when receipt of such transmission is acknowledged.

         10.5 Amendments and Waivers. Any provision of this Agreement to the contrary notwithstanding, changes in or additions to this Agreement and the Notes may be made, or compli ance with any term, covenant, agreement, condition or provision set forth herein, in the Notes may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of the holders of a majority in principal amount of the Notes at the time outstanding and the Company, except that no such change, addition, omission, waiver or consent may be made with respect to the Notes, without the consent of all of the holders of the Notes, except as otherwise provided in Section 8.3, if it involves any change, addition, omission, waiver or consent with respect to the provisions regarding the amount, timing or form of payment of premium, if any, or interest on or principal of the Notes, the maturity date thereof or which changes or amends the provisions of this Section with respect to the requirement of unanimous consent of the Noteholders; and each such change, addition or waiver shall be binding upon each future holder of the Notes and, in the case of the Company, its successors and permitted assigns. Any consent may be given subject to satisfaction of conditions stated therein. The failure to insist upon the strict provisions of any covenant, term, condition or other provision of this Agreement or the Notes or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver of any such covenant, term, condition or other provision thereof or Potential Default or Event of Default in connection therewith. The waiver of any covenant, term, condition or other provision hereof or thereof or Potential Default or Event of Default hereunder shall not affect or alter this Agreement or the Notes in any other respect, and each and every covenant, term, condition or other provision of this Agreement and the Notes shall, in such event, continue in full force and effect, except as so waived, and shall be operative with respect to any other then existing or subsequent Potential Default or Event of Default in connection therewith.

         10.6 Governing Law. This Agreement is and shall be deemed to be a contract made under, and the validity, interpretation, construction and performance of this Agreement shall be governed by, the applicable laws of the United States of America and the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

         10.7 Entire Agreement. This Agreement (which term, unless the context otherwise specifically requires, includes all Exhibits and Schedules hereto) constitutes the entire agreement between American and the Company with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, oral or written, between them as to such subject matter.

         10.8 Saturdays, Sundays, Holidays, etc. If the last or appointed day for taking of any action required or permitted hereby or by the Notes (other than the payment of principal of or interest or premium, if any, on the Notes) shall be a Saturday, Sunday or legal holiday in New York, New York or Boston, Massachusetts, or a day on which banking institutions in New York, New York or

Boston, Massachusetts are authorized by law or executive order to close, then such action may be taken on the next succeeding business day for banking institutions in such cities.

         10.9 Brokers, etc. No broker, finder or other person performing a similar function has been retained by the Company in connection with the issue and sale of the Notes or the Acquisition. The Company will pay, and will indemnify and hold harmless American and its officers, directors, partners, employees, trustees and agents from, the fees, commissions and expenses of any Person purporting to have acted on the Company's behalf in such connection or in connection with the Acquisition. American will pay, and will indemnify and hold harmless the Company and its offic ers, directors, partners, employees, trustees and agents from, the fees, commissions and expenses of any Person purporting to have acted on American's behalf in such connection or in connection with the Acquisition, including without limitation Blackburn & Company, Inc.

         10.10 Headings; Counterparts. The headings contained in this Agreement are for reference purposes only and shall not limit or otherwise affect the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, binding upon all of the parties hereto. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         10.11 Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         10.12 Further Assurances Each of the parties hereto agrees to execute and deliver those writings and documents reasonably required to more fully carry out the acts contemplated hereby, and each party hereby agrees, at the written request of any other party, to advise any Person of the status of this Agreement, the Notes or any of the other Related Agreements and to the effect that any of the same is or is not in default.

         10.13 Specific Performance; Other Rights. The parties recognize that various of the rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the extent permitted by Law. Nothing herein contained shall be construed as prohibiting either party from pursuing any other remedies available to it for such breach or threatened breach, including without limitation the recovery of damages.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement, all pursuant to authority heretofore granted, to the extent applicable, by their respective Boards of Directors, as of the date and year first above written.

                                    The Lincoln Group, L.P.

                                    By: The Lincoln Group, Ltd, General Partner


                                    By:________________________________
                                          Name:
                                          Title:

                                    American Radio Systems Corporation


                                    By:________________________________
                                          Name:
                                          Title: